                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07943

                           Nuveen Multistate Trust III
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: May 31
                                               ------

                      Date of reporting period: May 31, 2005
                                                ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
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                                               Annual Report dated May 31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
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IT'S FAST, EASY & FREE:
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if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders have been asked to formally approve the continuation of your Fund's management contract with Nuveen. You should have already received proxy materials asking for such approval in recent weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments for the Nuveen Georgia, Louisiana,
  North Carolina, and Tennessee Municipal Bond Funds

  Portfolio managers Scott Romans and Cathryn Steeves examine economic and market conditions, key investment strategies, and the performance of the Nuveen Georgia, Louisiana, North Carolina, and Tennessee Municipal Bond Funds. Scott, who has 5 years of investment experience, began managing the Louisiana Fund in 2003. Cathryn has 9 years of investment experience and began managing the North Carolina, Georgia, and Tennessee Funds in 2004.

--------------------------------------------------------------------------------


What factors had the greatest influence on the U.S. economy and the municipal market during the 12-month reporting period ended May 31, 2005?

The U.S. economy continued to see solid growth during the past 12 months. Gross domestic product, a measure of the goods and services produced in a nation, grew at an annualized rate of 3.3 percent during the second quarter of 2004,
4.0 percent during the year's third quarter, 3.8 percent in the fourth quarter, and 3.8 percent during the first quarter of 2005. The economy grew despite high energy prices, which fell in the final months of 2004 but rose sharply throughout most of the rest of the period. As another sign of the continued recovering economy, employment trended upward. Nearly 275,000 jobs were created in April 2005, although the following month's increase was a much smaller 78,000 jobs. On May 31, 2005, the unemployment rate was 5.1 percent, below the
5.6 percent rate of a year earlier.

With the economy's expansion came increased concerns about rising inflation. When the period began, it was becoming increasingly apparent that consumer prices, led by the cost of gasoline, were rising. Beginning in June 2004, the Federal Reserve, worried about inflation, started to raise short-term interest rates for the first time in more than four years. During the 12-month period, the Fed increased rates a total of eight times. By May 2005, the short-term federal funds rate stood at 3 percent, up from 1 percent at the start of the period. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 3.25 percent.)

Although inflation generally was rising, its rate of increase was seemingly in line with bond investors' expectations. Accordingly, investors correctly assumed that the Fed would continue its policy of "measured" interest rate hikes and would not need to raise rates more quickly. This confidence that inflation was manageable and that the Fed would proceed in a deliberate fashion supported long-term municipal bond prices, while their yields fell accordingly (a bond's yield and price move in opposite directions). By contrast, shorter-term municipal bond yields rose in line with the Fed's rate hikes. Lower-rated credits were among the best-performing securities in the municipal market during the period. Investors saw in these bonds opportunities to pick up additional income and were willing to take on additional credit risk to do so.

Throughout the period, supply of new municipal debt remained strong. Many issuers sought to take advantage of still-historically low interest rates to refinance outstanding obligations. During the first five months of 2005, for example, new municipal issuance totaled $164 billion, an increase of about 6 percent over new supply in the first five months of 2004.

How did the Funds perform during the 12 months ended May 31, 2005?

The table on the next page provides total return performance information for the four Funds discussed in this report for the one-year, five-year, and ten-year periods ended May 31, 2005. Each Fund's performance is compared with the national

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The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 5/31/05
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
          Nuveen Georgia Municipal Bond Fund
            A Shares at NAV                       8.92%  7.34%   5.90%
           A Shares at Offer                      4.31%  6.42%   5.44%
          Lipper Georgia Municipal Debt Funds/1/
            Category Average                      6.30%  6.35%   5.31%
          Lehman Brothers Municipal Bond
            Index/2/                              7.96%  7.30%   6.22%
          ------------------------------------------------------------

          Nuveen Louisiana Municipal Bond Fund
            A Shares at NAV                       8.28%  7.18%   5.80%
           A Shares at Offer                      3.70%  6.26%   5.35%
          Lipper Louisiana Municipal Debt Funds
            Category Average/1/                   7.06%  6.68%   5.32%
          Lehman Brothers Municipal Bond
            Index/2/                              7.96%  7.30%   6.22%
          ------------------------------------------------------------

                                                1-Year 5-Year 10-Year
                                                ---------------------

           Nuveen North Carolina Municipal
             Bond Fund
             A Shares at NAV                     7.83%  7.22%   5.53%
            A Shares at Offer                    3.35%  6.30%   5.07%
           Lipper North Carolina Municipal Debt
             Funds Category Average/1/           6.42%  6.31%   5.10%
           Lehman Brothers Municipal Bond
             Index/2/                            7.96%  7.30%   6.22%
           ----------------------------------------------------------

           Nuveen Tennessee Municipal Bond
             Fund
             A Shares at NAV                     8.18%  7.21%   5.58%
            A Shares at Offer                    3.62%  6.30%   5.13%
           Lipper Tennessee Municipal Debt
             Funds Category Average/1/           6.54%  6.34%   5.40%
           Lehman Brothers Municipal Bond
             Index/2/                            7.96%  7.30%   6.22%
           ----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.
Lehman Brothers Municipal Bond Index, as well as with its Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in the report.

Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders.

As of May 31, 2005, all of the Funds in this report had negative UNII for financial statement purposes and positive UNII balances for tax purposes.


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2005. The Lipper categories contained 29, 26 and 22 funds in the Lipper Georgia Municipal Debt Funds Category, 13, 12 and 9 funds in the Lipper Louisiana Municipal Debt Funds Category, 25, 24 and 19 funds in the Lipper North Carolina Municipal Debt Funds Category and 14, 14 and 8 funds in the Lipper Tennessee Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report  Page 3

What type of economic environment did the four states profiled in this report experience during the period?

Georgia's revenue collections increased in recent months, with the state now projecting a $200 million surplus by the end of the 2005 fiscal year. The state's unemployment rate continued to rise, however, reflecting significant growth in Georgia's labor force. Georgia's jobless rate for May 2005 was 5.2 percent, 0.6 percent above the prior year's level and modestly higher than the national average. The state was an active issuer of municipal debt during the first five months of 2005, with issuance 42 percent higher than during the first five months of 2004. At period end, Georgia maintained the highest credit ratings of Aaa and AAA from Standard & Poor's and Moody's, respectively. Both rating agencies maintained a stable outlook for the state, reflecting their expectations that Georgia's improving economy and revenue growth will continue to replenish the state's financial reserves.

Louisiana maintained credit ratings of A1 and A+ by Moody's and Standard & Poor's, respectively, with both rating agencies keeping a stable outlook on the state's debt. New municipal issuance was very strong in Louisiana for the first five months of 2005, rising 209 percent compared to the first five months of 2004 and well above the national increase of 6 percent. Louisiana's economy lost some momentum during the period, despite modest improvement in job growth. As of May 2005, Louisiana's unemployment rate was 5.4 percent, higher than average though a 0.4 percent improvement over the prior year. The state's finances continued to be well managed. Louisiana ended the 2004 fiscal year with a modest $11 million general fund deficit and a balance of about $200 million in the state's Budget Stabilization Fund. The state balanced its fiscal year 2005 budget through the use of nonrecurring revenues and the extension of temporary taxes.

North Carolina's economy continued to strengthen during the period, mirroring the national recovery. The state's biggest growth drivers continued to be financial services, professional and business services, and residential and commercial construction. By contrast, manufacturing continued to detract from growth. North Carolina's jobless rate in May 2005 was 5.1 percent and a 0.5 percent improvement over the prior year. The state's finances continued to be under pressure, although revenue collections for the 2005 fiscal year are, so far, more than $200 million above projections. New municipal supply during the first five months of 2005 totaled $3.14 billion, a modest 2 percent increase over the prior year's issuance. At period end, Moody's maintained a credit rating of Aa1 on North Carolina's debt, while Standard & Poor's gave its highest credit rating of AAA.

On May 31, 2005, Tennessee's general obligation debt carried a credit rating of Aa2 from Moody's and AA from Standard & Poor's. Both agencies upgraded Tennessee's outlook to stable during the period, based on the state's strengthened financial position and structurally balanced budget. The state's unemployment rate was 6.2 percent in May 2005, more than a percentage point above the national average and 0.8 percent higher than a year ago. Although Tennessee's economic recovery has slowed recently, the state's fiscal year 2005 budget was helped by healthy revenue growth. Accordingly, Tennessee was able to balance its budget without relying on the use of nonrecurring revenues.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

All four Funds outperformed their Lipper peer group averages. Three of the four Funds also outperformed the national Lehman Brothers Municipal Bond Index, with the fourth, North Carolina, trailing the Lehman Brothers index only modestly.

We pursued consistent management strategies across all four Funds, although our ability to implement our desired strategies varied depending on the types of securities available for purchase in each state. Among the broad themes to our


                             Annual Report  Page 4
management during the past 12 months were the following:

.. Duration management. We sought to preserve the Funds' duration, or sensitivity to changes in interest rates, within a target range. With the Fed continuing to raise short-term rates, we believed it was prudent to avoid making significant interest rate bets.

.. Reduction of concentrated credit positions. Throughout the past 12 months, credit spreads, the additional yield available to investors for taking on credit risk, narrowed considerably. As lower-rated bonds rallied, we took advantage of market conditions and reduced our holdings in securities that we believed had grown to occupy too large a weighting in the portfolio. Such a strategy allowed us to lock in some gains, reduce risk, and invest in parts of the market that offered more attractive value potential, in our view.

.. Yield curve positioning. We generally favored bonds in the long-intermediate part of the yield curve, with maturities of between 20 and 27 years tending to offer the most compelling value potential, although we believed the optimal range varied by state.

The total return of the Nuveen Georgia Municipal Bond Fund outperformed both its Lipper peer group average and the Lehman Brothers Municipal Bond Index during the past 12 months. The Fund benefited when some of its holdings were pre-refunded, meaning the bonds' repayment is guaranteed through the sale of newer bonds issued at lower rates. The Fund's pre-refunded bonds' prices went up even as their income stream remained constant. (The downside of owning pre-refunded bonds is that the debt usually matures and leaves the portfolio sooner.) The Fund also benefited from an overweighting in BBB-rated and lower-rated bonds, which gained in value as investors became more willing to assume risk in search of higher yields. Also, our holdings in the intermediate part of the yield curve performed well. On the negative side, the portfolio was underweighted in the very longest bonds, and lacking significant exposure to this part of the market detracted from results on a relative basis.

In the Georgia Fund, our management strategy involved overweighting intermediate-duration premium-coupon bonds, and buying attractive lower-rated bonds when we could find them, although these opportunities surfaced less often than we would have liked. We also were looking to reduce the size of some of our lower-rated positions that had performed particularly well and no longer offered as much value potential as premium-coupon bonds in the intermediate part of the curve. Because premium bonds tend to see stronger demand when rates are rising, we anticipated that such securities would stand up reasonably well to future hikes.

The total return of the Nuveen Louisiana Municipal Bond Fund handily outperformed its Lipper peer group average and also beat the national Lehman Brothers Index. The Fund benefited from its weighting in the strong-performing healthcare sector. As well, strong security selection in healthcare also added to results, with bonds issued by the Louisiana Public Facilities Authority for Lincoln Health System and Touro Infirmary performing particularly well. The Fund also benefited from its tobacco bonds. These lower-rated holdings performed well as the tobacco companies whose revenues support the bonds enjoyed a more-favorable litigation environment. By contrast, performance was hindered by the portfolio's somewhat defensive duration positioning, which detracted from results as the Louisiana municipal market rallied.

The Louisiana Fund experienced significant call activity, with more than 8 percent of the Fund's holdings departing the portfolio during the period. As these bonds left the portfolio, we sometimes had difficulty finding suitable Louisiana securities to add in their place. At those times, we tended to look to the Puerto Rico municipal market (U.S. territorial bonds generally are fully tax-exempt for residents of all 50 states). During the period, for example, we established two positions in Puerto Rico general obligation debt maturing in either


                             Annual Report  Page 5

2022 or 2023. Buying territorial bonds served us well as we waited for appropriate Louisiana paper to surface. We also continued to reduce our exposure to certain lower-rated bonds that had grown to occupy a larger-than-desired portion of the portfolio. For instance, the Lincoln Health System bonds we mentioned represented more than 4 percent of the portfolio at their peak, higher than our target weighting. We took advantage of the bonds' strength to sell part of our position, reinvesting the proceeds in bonds we believed offered better value potential.

The Nuveen North Carolina Municipal Bond Fund's total return performance surpassed that of its Lipper peer group average and modestly trailed the national Lehman Brothers index. The Fund benefited from its weighting in strong-performing lower-rated sectors and from a duration that was slightly longer than our target, which helped performance as longer bonds outperformed their shorter counterparts. By contrast, the Fund's single family housing bonds did not perform as well. The price appreciation of bonds in this sector was limited because investors expected the bonds would be called in a low-interest-rate environment. We maintained our weighting in this sector, however, because we believed these bonds could perform well if interest rates continue to rise.

As in the other Funds, we looked for opportunities to reduce our holdings in concentrated credit positions. With the proceeds from some of the sales of our lower-rated holdings, we bought premium-coupon intermediate bonds. Many of the new positions added were AAA-rated North Carolina insured bonds used to finance essential purposes, such as school districts. We also managed the Fund's duration by selling some of our shortest holdings, which were disproportionately hurt by rising short-term interest rates.

The Nuveen Tennessee Municipal Bond Fund enjoyed strong total return performance relative to both its Lipper peer group and the national Lehman Brothers index. The portfolio benefited from its relatively long duration, which contributed to performance as longer bonds outperformed shorter- maturity securities. An overweight to the strong-performing healthcare sector also contributed to results, as did the portfolio's exposure to BBB-rated securities, which benefited from narrowing credit spreads. However, the Fund was hurt by its exposure to pre-refunded bonds, which, because of their very short maturities, were hindered by rising short-term interest rates.

When looking for new investments in the Tennessee Fund, we focused on intermediate-duration premium-coupon bonds with maturities around 20 years. As the period progressed and lower-rated bonds outperformed, we reduced the Fund's risk by cutting back our holdings in bonds that had done particularly well. For example, we sold some of our position in bonds issued by Knox County for University Health System and reinvested the proceeds in intermediate bonds we believed represented better future value.


                             Annual Report  Page 6

     Nuveen Georgia Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]


                Nuveen Georgia         Nuveen Georgia         Lehman Brothers
                  Municipal               Municipal              Municipal
                Bond Fund (NAV)       Bond Fund (Offer)         Bond Index
                ---------------       -----------------         ----------
 5/31/1995        $10,000                 $ 9,580                 $10,000
 6/30/1995          9,893                   9,477                   9,913
 7/31/1995          9,940                   9,523                  10,007
 8/31/1995         10,036                   9,614                  10,134
 9/30/1995         10,101                   9,677                  10,198
10/31/1995         10,275                   9,843                  10,346
11/30/1995         10,468                  10,028                  10,518
12/31/1995         10,595                  10,150                  10,619
 1/31/1996         10,633                  10,186                  10,699
 2/29/1996         10,549                  10,106                  10,627
 3/31/1996         10,348                   9,914                  10,491
 4/30/1996         10,285                   9,853                  10,461
 5/31/1996         10,304                   9,871                  10,457
 6/30/1996         10,421                   9,984                  10,571
 7/31/1996         10,520                  10,078                  10,667
 8/31/1996         10,549                  10,106                  10,665
 9/30/1996         10,719                  10,268                  10,814
10/31/1996         10,860                  10,404                  10,937
11/30/1996         11,042                  10,579                  11,137
12/31/1996         10,998                  10,536                  11,184
 1/31/1997         11,007                  10,545                  11,205
 2/28/1997         11,119                  10,652                  11,308
 3/31/1997         10,990                  10,529                  11,157
 4/30/1997         11,093                  10,627                  11,251
 5/31/1997         11,270                  10,797                  11,420
 6/30/1997         11,491                  11,008                  11,542
 7/31/1997         11,874                  11,375                  11,862
 8/31/1997         11,763                  11,269                  11,750
 9/30/1997         11,943                  11,442                  11,890
10/31/1997         12,048                  11,542                  11,966
11/30/1997         12,122                  11,613                  12,037
12/31/1997         12,305                  11,788                  12,213
 1/31/1998         12,412                  11,891                  12,338
 2/28/1998         12,376                  11,856                  12,342
 3/31/1998         12,406                  11,885                  12,353
 4/30/1998         12,313                  11,795                  12,298
 5/31/1998         12,554                  12,027                  12,492
 6/30/1998         12,538                  12,011                  12,541
 7/31/1998         12,578                  12,049                  12,572
 8/31/1998         12,776                  12,240                  12,767
 9/30/1998         12,931                  12,388                  12,926
10/31/1998         12,903                  12,361                  12,926
11/30/1998         12,954                  12,410                  12,972
12/31/1998         12,971                  12,426                  13,004
 1/31/1999         13,103                  12,553                  13,159
 2/28/1999         13,029                  12,481                  13,101
 3/31/1999         13,034                  12,486                  13,119
 4/30/1999         13,073                  12,524                  13,152
 5/31/1999         12,972                  12,427                  13,076
 6/30/1999         12,765                  12,229                  12,888
 7/31/1999         12,757                  12,221                  12,934
 8/31/1999         12,559                  12,032                  12,830
 9/30/1999         12,469                  11,945                  12,836
10/31/1999         12,318                  11,801                  12,697
11/30/1999         12,419                  11,897                  12,832
12/31/1999         12,277                  11,762                  12,735
 1/31/2000         12,185                  11,674                  12,681
 2/29/2000         12,361                  11,842                  12,828
 3/31/2000         12,624                  12,094                  13,109
 4/30/2000         12,543                  12,016                  13,031
 5/31/2000         12,449                  11,926                  12,964
 6/30/2000         12,777                  12,241                  13,307
 7/31/2000         12,982                  12,437                  13,492
 8/31/2000         13,187                  12,633                  13,700
 9/30/2000         13,116                  12,565                  13,629
10/31/2000         13,247                  12,691                  13,777
11/30/2000         13,340                  12,780                  13,882
12/31/2000         13,715                  13,139                  14,225
 1/31/2001         13,693                  13,118                  14,366
 2/28/2001         13,813                  13,233                  14,411
 3/31/2001         13,947                  13,361                  14,541
 4/30/2001         13,770                  13,192                  14,384
 5/31/2001         13,931                  13,346                  14,539
 6/30/2001         14,053                  13,463                  14,637
 7/31/2001         14,281                  13,681                  14,854
 8/31/2001         14,522                  13,913                  15,099
 9/30/2001         14,487                  13,879                  15,047
10/31/2001         14,638                  14,023                  15,226
11/30/2001         14,523                  13,913                  15,098
12/31/2001         14,380                  13,776                  14,955
 1/31/2002         14,559                  13,948                  15,214
 2/28/2002         14,753                  14,134                  15,398
 3/31/2002         14,446                  13,840                  15,096
 4/30/2002         14,669                  14,053                  15,390
 5/31/2002         14,727                  14,108                  15,484
 6/30/2002         14,881                  14,256                  15,648
 7/31/2002         15,091                  14,457                  15,849
 8/31/2002         15,286                  14,644                  16,039
 9/30/2002         15,634                  14,977                  16,391
10/31/2002         15,315                  14,672                  16,119
11/30/2002         15,247                  14,606                  16,052
12/31/2002         15,579                  14,925                  16,391
 1/31/2003         15,482                  14,831                  16,349
 2/28/2003         15,724                  15,064                  16,578
 3/31/2003         15,740                  15,079                  16,588
 4/30/2003         15,941                  15,271                  16,698
 5/31/2003         16,314                  15,628                  17,088
 6/30/2003         16,199                  15,518                  17,016
 7/31/2003         15,636                  14,979                  16,420
 8/31/2003         15,766                  15,104                  16,543
 9/30/2003         16,159                  15,480                  17,029
10/31/2003         16,115                  15,438                  16,943
11/30/2003         16,320                  15,635                  17,120
12/31/2003         16,438                  15,748                  17,262
 1/31/2004         16,497                  15,804                  17,361
 2/29/2004         16,838                  16,131                  17,622
 3/31/2004         16,763                  16,059                  17,561
 4/30/2004         16,346                  15,659                  17,145
 5/31/2004         16,286                  15,602                  17,083
 6/30/2004         16,361                  15,674                  17,145
 7/31/2004         16,557                  15,862                  17,370
 8/31/2004         16,905                  16,195                  17,718
 9/30/2004         16,996                  16,282                  17,813
10/31/2004         17,149                  16,429                  17,966
11/30/2004         16,981                  16,268                  17,818
12/31/2004         17,273                  16,548                  18,035
 1/31/2005         17,489                  16,755                  18,204
 2/28/2005         17,397                  16,666                  18,143
 3/31/2005         17,242                  16,518                  18,029
 4/30/2005         17,554                  16,816                  18,313
 5/31/2005         17,742                  16,996                  18,443


================================================================================


     Nuveen Louisiana Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                Nuveen Louisiana        Nuveen Louisiana       Lehman Brothers
                    Municipal               Municipal             Municipal
                 Bond Fund (NAV)        Bond Fund (Offer)         Bond Index
                 ---------------        -----------------         ----------
05/31/1995           $10,000                $ 9,580                $10,000
06/30/1995             9,870                  9,455                  9,913
07/31/1995             9,945                  9,527                 10,007
08/31/1995            10,076                  9,653                 10,134
09/30/1995            10,132                  9,706                 10,198
10/31/1995            10,302                  9,869                 10,346
11/30/1995            10,557                 10,114                 10,518
12/31/1995            10,691                 10,242                 10,619
01/31/1996            10,712                 10,262                 10,699
02/29/1996            10,642                 10,195                 10,627
03/31/1996            10,459                 10,020                 10,491
04/30/1996            10,409                  9,972                 10,461
05/31/1996            10,477                 10,037                 10,457
06/30/1996            10,573                 10,129                 10,571
07/31/1996            10,681                 10,232                 10,667
08/31/1996            10,700                 10,251                 10,665
09/30/1996            10,897                 10,439                 10,814
10/31/1996            11,027                 10,563                 10,937
11/30/1996            11,255                 10,782                 11,137
12/31/1996            11,206                 10,736                 11,184
01/31/1997            11,206                 10,736                 11,205
02/28/1997            11,327                 10,852                 11,308
03/31/1997            11,184                 10,714                 11,157
04/30/1997            11,284                 10,810                 11,251
05/31/1997            11,458                 10,977                 11,420
06/30/1997            11,570                 11,084                 11,542
07/31/1997            11,932                 11,431                 11,862
08/31/1997            11,796                 11,301                 11,750
09/30/1997            11,931                 11,430                 11,890
10/31/1997            12,024                 11,519                 11,966
11/30/1997            12,118                 11,609                 12,037
12/31/1997            12,296                 11,779                 12,213
01/31/1998            12,423                 11,901                 12,338
02/28/1998            12,421                 11,900                 12,342
03/31/1998            12,441                 11,919                 12,353
04/30/1998            12,353                 11,834                 12,298
05/31/1998            12,590                 12,061                 12,492
06/30/1998            12,610                 12,081                 12,541
07/31/1998            12,640                 12,110                 12,572
08/31/1998            12,858                 12,318                 12,767
09/30/1998            13,010                 12,463                 12,926
10/31/1998            12,973                 12,428                 12,926
11/30/1998            13,025                 12,478                 12,972
12/31/1998            13,045                 12,497                 13,004
01/31/1999            13,154                 12,602                 13,159
02/28/1999            13,083                 12,534                 13,101
03/31/1999            13,103                 12,552                 13,119
04/30/1999            13,143                 12,591                 13,152
05/31/1999            13,059                 12,511                 13,076
06/30/1999            12,836                 12,297                 12,888
07/31/1999            12,842                 12,303                 12,934
08/31/1999            12,618                 12,088                 12,830
09/30/1999            12,532                 12,005                 12,836
10/31/1999            12,259                 11,744                 12,697
11/30/1999            12,371                 11,852                 12,832
12/31/1999            12,229                 11,716                 12,735
01/31/2000            12,106                 11,597                 12,681
02/29/2000            12,314                 11,797                 12,828
03/31/2000            12,632                 12,101                 13,109
04/30/2000            12,530                 12,004                 13,031
05/31/2000            12,428                 11,906                 12,964
06/30/2000            12,762                 12,226                 13,307
07/31/2000            12,987                 12,442                 13,492
08/31/2000            13,226                 12,670                 13,700
09/30/2000            13,147                 12,595                 13,629
10/31/2000            13,277                 12,719                 13,777
11/30/2000            13,382                 12,820                 13,882
12/31/2000            13,811                 13,231                 14,225
01/31/2001            13,880                 13,297                 14,366
02/28/2001            13,961                 13,375                 14,411
03/31/2001            14,093                 13,501                 14,541
04/30/2001            13,898                 13,314                 14,384
05/31/2001            14,069                 13,478                 14,539
 6/30/2001            14,190                 13,594                 14,637
 7/31/2001            14,426                 13,820                 14,854
 8/31/2001            14,676                 14,060                 15,099
 9/30/2001            14,592                 13,979                 15,047
10/31/2001            14,766                 14,146                 15,226
11/30/2001            14,630                 14,016                 15,098
12/31/2001            14,454                 13,847                 14,955
 1/31/2002            14,696                 14,079                 15,214
 2/28/2002            14,887                 14,262                 15,398
 3/31/2002            14,564                 13,952                 15,096
 4/30/2002            14,782                 14,161                 15,390
 5/31/2002            14,882                 14,257                 15,484
 6/30/2002            15,036                 14,404                 15,648
 7/31/2002            15,243                 14,603                 15,849
 8/31/2002            15,425                 14,777                 16,039
 9/30/2002            15,823                 15,159                 16,391
10/31/2002            15,437                 14,788                 16,119
11/30/2002            15,374                 14,728                 16,052
12/31/2002            15,748                 15,086                 16,391
 1/31/2003            15,602                 14,946                 16,349
 2/28/2003            15,909                 15,241                 16,578
 3/31/2003            15,887                 15,219                 16,588
 4/30/2003            16,030                 15,357                 16,698
 5/31/2003            16,437                 15,746                 17,088
 6/30/2003            16,300                 15,615                 17,016
 7/31/2003            15,587                 14,933                 16,420
 8/31/2003            15,689                 15,030                 16,543
 9/30/2003            16,158                 15,479                 17,029
10/31/2003            16,118                 15,441                 16,943
11/30/2003            16,335                 15,649                 17,120
12/31/2003            16,452                 15,761                 17,262
 1/31/2004            16,555                 15,860                 17,361
 2/29/2004            16,846                 16,139                 17,622
 3/31/2004            16,733                 16,031                 17,561
 4/30/2004            16,301                 15,617                 17,145
 5/31/2004            16,231                 15,550                 17,083
 6/30/2004            16,293                 15,609                 17,145
 7/31/2004            16,516                 15,823                 17,370
 8/31/2004            16,843                 16,136                 17,718
 9/30/2004            16,921                 16,210                 17,813
10/31/2004            17,058                 16,341                 17,966
11/30/2004            16,898                 16,188                 17,818
12/31/2004            17,143                 16,423                 18,035
 1/31/2005            17,326                 16,598                 18,204
 2/28/2005            17,264                 16,539                 18,143
 3/31/2005            17,125                 16,406                 18,029
 4/30/2005            17,427                 16,695                 18,313
 5/31/2005            17,577                 16,839                 18,443


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

     Nuveen North Carolina Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                    Nuveen                  Nuveen                  Lehman
                North Carolina          North Carolina             Brothers
                   Municipal               Municipal              Municipal
                Bond Fund (NAV)        Bond Fund (Offer)          Bond Index
                ---------------        -----------------          ----------

   5/31/95         $10,000                  $ 9,580                $10,000
   6/30/95           9,899                    9,483                  9,913
   7/31/95           9,965                    9,547                 10,007
   8/31/95          10,072                    9,649                 10,134
   9/30/95          10,118                    9,693                 10,198
  10/31/95          10,294                    9,862                 10,346
  11/30/95          10,500                   10,059                 10,518
  12/31/95          10,607                   10,162                 10,619
   1/31/96          10,643                   10,196                 10,699
   2/29/96          10,555                   10,112                 10,627
   3/31/96          10,388                    9,952                 10,491
   4/30/96          10,340                    9,906                 10,461
   5/31/96          10,366                    9,931                 10,457
   6/30/96          10,463                   10,023                 10,571
   7/31/96          10,551                   10,108                 10,667
   8/31/96          10,535                   10,092                 10,665
   9/30/96          10,696                   10,247                 10,814
  10/31/96          10,786                   10,333                 10,937
  11/30/96          10,958                   10,498                 11,137
  12/31/96          10,921                   10,462                 11,184
   1/31/97          10,938                   10,478                 11,205
   2/28/97          11,028                   10,565                 11,308
   3/31/97          10,894                   10,436                 11,157
   4/30/97          10,995                   10,533                 11,251
   5/31/97          11,173                   10,704                 11,420
   6/30/97          11,276                   10,802                 11,542
   7/31/97          11,576                   11,090                 11,862
   8/31/97          11,460                   10,979                 11,750
   9/30/97          11,586                   11,100                 11,890
  10/31/97          11,669                   11,178                 11,966
  11/30/97          11,718                   11,225                 12,037
  12/31/97          11,892                   11,393                 12,213
   1/31/98          11,987                   11,484                 12,338
   2/28/98          11,981                   11,478                 12,342
   3/31/98          12,009                   11,504                 12,353
   4/30/98          11,946                   11,445                 12,298
   5/31/98          12,145                   11,635                 12,492
   6/30/98          12,184                   11,672                 12,541
   7/31/98          12,210                   11,698                 12,572
   8/31/98          12,375                   11,855                 12,767
   9/30/98          12,517                   11,992                 12,926
  10/31/98          12,475                   11,951                 12,926
  11/30/98          12,549                   12,022                 12,972
  12/31/98          12,542                   12,015                 13,004
   1/31/99          12,663                   12,131                 13,159
   2/28/99          12,604                   12,075                 13,101
   3/31/99          12,618                   12,088                 13,119
   4/30/99          12,656                   12,125                 13,152
   5/31/99          12,561                   12,034                 13,076
   6/30/99          12,369                   11,850                 12,888
   7/31/99          12,370                   11,851                 12,934
   8/31/99          12,139                   11,629                 12,830
   9/30/99          12,054                   11,548                 12,836
  10/31/99          11,857                   11,359                 12,697
  11/30/99          11,969                   11,466                 12,832
  12/31/99          11,821                   11,324                 12,735
   1/31/00          11,734                   11,241                 12,681
   2/29/00          11,974                   11,471                 12,828
   3/31/00          12,291                   11,774                 13,109
   4/30/00          12,192                   11,680                 13,031
   5/31/00          12,081                   11,573                 12,964
   6/30/00          12,414                   11,893                 13,307
   7/31/00          12,621                   12,091                 13,492
   8/31/00          12,842                   12,303                 13,700
   9/30/00          12,754                   12,219                 13,629
  10/31/00          12,899                   12,357                 13,777
  11/30/00          13,019                   12,472                 13,882
  12/31/00          13,374                   12,813                 14,225
   1/31/01          13,443                   12,878                 14,366
   2/28/01          13,523                   12,955                 14,411
   3/31/01          13,643                   13,070                 14,541
   4/30/01          13,432                   12,868                 14,384
   5/31/01          13,580                   13,010                 14,539
 6/30/2001          13,702                   13,126                 14,637
 7/31/2001          13,945                   13,359                 14,854
 8/31/2001          14,162                   13,567                 15,099
 9/30/2001          14,069                   13,478                 15,047
10/31/2001          14,206                   13,609                 15,226
11/30/2001          14,084                   13,493                 15,098
12/31/2001          13,962                   13,376                 14,955
 1/31/2002          14,142                   13,548                 15,214
 2/28/2002          14,337                   13,735                 15,398
 3/31/2002          14,047                   13,457                 15,096
 4/30/2002          14,272                   13,672                 15,390
 5/31/2002          14,369                   13,766                 15,484
 6/30/2002          14,496                   13,887                 15,648
 7/31/2002          14,707                   14,089                 15,849
 8/31/2002          14,918                   14,291                 16,039
 9/30/2002          15,271                   14,630                 16,391
10/31/2002          14,957                   14,328                 16,119
11/30/2002          14,911                   14,285                 16,052
12/31/2002          15,241                   14,601                 16,391
 1/31/2003          15,166                   14,529                 16,349
 2/28/2003          15,466                   14,817                 16,578
 3/31/2003          15,464                   14,814                 16,588
 4/30/2003          15,592                   14,937                 16,698
 5/31/2003          15,925                   15,256                 17,088
 6/30/2003          15,819                   15,155                 17,016
 7/31/2003          15,242                   14,602                 16,420
 8/31/2003          15,387                   14,741                 16,543
 9/30/2003          15,784                   15,121                 17,029
10/31/2003          15,737                   15,076                 16,943
11/30/2003          15,943                   15,274                 17,120
12/31/2003          16,060                   15,386                 17,262
 1/31/2004          16,117                   15,440                 17,361
 2/29/2004          16,371                   15,683                 17,622
 3/31/2004          16,322                   15,637                 17,561
 4/30/2004          15,939                   15,270                 17,145
 5/31/2004          15,875                   15,209                 17,083
 6/30/2004          15,948                   15,278                 17,145
 7/31/2004          16,130                   15,453                 17,370
 8/31/2004          16,419                   15,729                 17,718
 9/30/2004          16,508                   15,814                 17,813
10/31/2004          16,626                   15,928                 17,966
11/30/2004          16,497                   15,804                 17,818
12/31/2004          16,714                   16,012                 18,035
 1/31/2005          16,898                   16,189                 18,204
 2/28/2005          16,815                   16,109                 18,143
 3/31/2005          16,699                   15,998                 18,029
 4/30/2005          16,965                   16,252                 18,313
 5/31/2005          17,119                   16,400                 18,443


================================================================================


     Nuveen Tennessee Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                 Nuveen Tennessee      Nuveen Tennessee        Lehman Brothers
                    Municipal              Municipal               Municipal
                  Bond Fund (NAV)      Bond Fund (Offer)          Bond Index
                  ---------------      -----------------          ----------
 5/31/1995          $10,000                $ 9,580                  $10,000
 6/30/1995            9,917                  9,500                    9,913
 7/31/1995            9,981                  9,562                   10,007
 8/31/1995           10,073                  9,650                   10,134
 9/30/1995           10,119                  9,694                   10,198
10/31/1995           10,267                  9,836                   10,346
11/30/1995           10,452                 10,013                   10,518
12/31/1995           10,583                 10,138                   10,619
 1/31/1996           10,620                 10,174                   10,699
 2/29/1996           10,551                 10,108                   10,627
 3/31/1996           10,399                  9,962                   10,491
 4/30/1996           10,359                  9,924                   10,461
 5/31/1996           10,378                  9,942                   10,457
 6/30/1996           10,482                 10,042                   10,571
 7/31/1996           10,577                 10,133                   10,667
 8/31/1996           10,567                 10,123                   10,665
 9/30/1996           10,720                 10,270                   10,814
10/31/1996           10,817                 10,363                   10,937
11/30/1996           10,992                 10,530                   11,137
12/31/1996           10,952                 10,492                   11,184
 1/31/1997           10,962                 10,501                   11,205
 2/28/1997           11,060                 10,596                   11,308
 3/31/1997           10,940                 10,480                   11,157
 4/30/1997           11,029                 10,565                   11,251
 5/31/1997           11,179                 10,709                   11,420
 6/30/1997           11,299                 10,825                   11,542
 7/31/1997           11,613                 11,126                   11,862
 8/31/1997           11,501                 11,018                   11,750
 9/30/1997           11,633                 11,144                   11,890
10/31/1997           11,725                 11,232                   11,966
11/30/1997           11,796                 11,301                   12,037
12/31/1997           11,951                 11,449                   12,213
 1/31/1998           12,042                 11,536                   12,338
 2/28/1998           12,039                 11,534                   12,342
 3/31/1998           12,068                 11,561                   12,353
 4/30/1998           11,980                 11,477                   12,298
 5/31/1998           12,189                 11,677                   12,492
 6/30/1998           12,207                 11,694                   12,541
 7/31/1998           12,236                 11,722                   12,572
 8/31/1998           12,415                 11,893                   12,767
 9/30/1998           12,584                 12,055                   12,926
10/31/1998           12,547                 12,020                   12,926
11/30/1998           12,619                 12,089                   12,972
12/31/1998           12,615                 12,085                   13,004
 1/31/1999           12,742                 12,207                   13,159
 2/28/1999           12,672                 12,140                   13,101
 3/31/1999           12,668                 12,136                   13,119
 4/30/1999           12,708                 12,174                   13,152
 5/31/1999           12,614                 12,084                   13,076
 6/30/1999           12,385                 11,865                   12,888
 7/31/1999           12,392                 11,871                   12,934
 8/31/1999           12,207                 11,694                   12,830
 9/30/1999           12,157                 11,646                   12,836
10/31/1999           11,993                 11,489                   12,697
11/30/1999           12,102                 11,594                   12,832
12/31/1999           11,982                 11,479                   12,735
 1/31/2000           11,851                 11,353                   12,681
 2/29/2000           12,054                 11,548                   12,828
 3/31/2000           12,328                 11,810                   13,109
 4/30/2000           12,265                 11,750                   13,031
 5/31/2000           12,155                 11,644                   12,964
 6/30/2000           12,432                 11,910                   13,307
 7/31/2000           12,604                 12,075                   13,492
 8/31/2000           12,777                 12,240                   13,700
 9/30/2000           12,736                 12,201                   13,629
10/31/2000           12,862                 12,322                   13,777
11/30/2000           12,940                 12,397                   13,882
12/31/2000           13,248                 12,692                   14,225
 1/31/2001           13,352                 12,791                   14,366
 2/28/2001           13,456                 12,891                   14,411
 3/31/2001           13,548                 12,979                   14,541
 4/30/2001           13,383                 12,821                   14,384
 5/31/2001           13,513                 12,946                   14,539
 6/30/2001           13,620                 13,048                   14,637
 7/31/2001           13,851                 13,269                   14,854
 8/31/2001           14,083                 13,491                   15,099
 9/30/2001           14,040                 13,450                   15,047
10/31/2001           14,161                 13,566                   15,226
11/30/2001           14,067                 13,476                   15,098
12/31/2001           13,936                 13,350                   14,955
 1/31/2002           14,121                 13,528                   15,214
 2/28/2002           14,308                 13,707                   15,398
 3/31/2002           14,020                 13,432                   15,096
 4/30/2002           14,260                 13,661                   15,390
 5/31/2002           14,371                 13,768                   15,484
 6/30/2002           14,509                 13,900                   15,648
 7/31/2002           14,765                 14,145                   15,849
 8/31/2002           14,956                 14,328                   16,039
 9/30/2002           15,267                 14,625                   16,391
10/31/2002           14,958                 14,329                   16,119
11/30/2002           14,924                 14,297                   16,052
12/31/2002           15,218                 14,579                   16,391
 1/31/2003           15,171                 14,534                   16,349
 2/28/2003           15,432                 14,784                   16,578
 3/31/2003           15,452                 14,803                   16,588
 4/30/2003           15,606                 14,951                   16,698
 5/31/2003           15,966                 15,295                   17,088
 6/30/2003           15,822                 15,157                   17,016
 7/31/2003           15,226                 14,586                   16,420
 8/31/2003           15,369                 14,724                   16,543
 9/30/2003           15,803                 15,139                   17,029
10/31/2003           15,740                 15,079                   16,943
11/30/2003           15,952                 15,282                   17,120
12/31/2003           16,086                 15,411                   17,262
 1/31/2004           16,159                 15,480                   17,361
 2/29/2004           16,485                 15,793                   17,622
 3/31/2004           16,389                 15,701                   17,561
 4/30/2004           15,953                 15,283                   17,145
 5/31/2004           15,913                 15,245                   17,083
 6/30/2004           15,974                 15,303                   17,145
 7/31/2004           16,191                 15,511                   17,370
 8/31/2004           16,508                 15,815                   17,718
 9/30/2004           16,611                 15,913                   17,813
10/31/2004           16,757                 16,053                   17,966
11/30/2004           16,584                 15,888                   17,818
12/31/2004           16,840                 16,132                   18,035
 1/31/2005           17,003                 16,289                   18,204
 2/28/2005           16,932                 16,221                   18,143
 3/31/2005           16,800                 16,094                   18,029
 4/30/2005           17,083                 16,366                   18,313
 5/31/2005           17,217                 16,494                   18,443




The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 8

  Fund Spotlight as of 5/31/05                Nuveen Georgia Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.31   $11.34   $11.28   $11.29
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0400  $0.0330  $0.0350  $0.0420
         --------------------------------------------------------------
         Inception Date              3/27/86  2/18/97  1/04/94  2/14/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.92%  4.31%
                 ---------------------------------------------
                 5-Year                           7.34%  6.42%
                 ---------------------------------------------
                 10-Year                          5.90%  5.44%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           8.19%  4.19%
                 ---------------------------------------------
                 5-Year                           6.56%  6.41%
                 ---------------------------------------------
                 10-Year                          5.32%  5.32%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.36%
                 ---------------------------------------------
                 5-Year                           6.75%
                 ---------------------------------------------
                 10-Year                          5.32%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           9.24%
                 ---------------------------------------------
                 5-Year                           7.56%
                 ---------------------------------------------
                 10-Year                          6.05%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.24%  4.06%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.40%  3.25%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.04%  4.81%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.49%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.65%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.93%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.72%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.85%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.22%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.46%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.60%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.33%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            9.00%        4.38%
                            ------------------------------------------
                            5-Year            6.90%        5.98%
                            ------------------------------------------
                            10-Year           6.07%        5.62%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            8.26%        4.26%
                            ------------------------------------------
                            5-Year            6.12%        5.96%
                            ------------------------------------------
                            10-Year           5.50%        5.50%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            8.54%
                            ------------------------------------------
                            5-Year            6.32%
                            ------------------------------------------
                            10-Year           5.50%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            9.32%
                            ------------------------------------------
                            5-Year            7.11%
                            ------------------------------------------
                            10-Year           6.23%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $162,875
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.69
           ---------------------------------------------------------
           Average Duration                                     5.76
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                             Annual Report  Page 9

  Fund Spotlight as of 5/31/05                Nuveen Georgia Municipal Bond Fund

================================================================================


Bond Credit Quality/1/


         [CHART]

AAA/U.S. Guaranteed      66.0%
AA                       13.6%
A                         8.7%
BBB                       7.5%
BB or Lower               2.8%
NR                        1.4%
Sectors/1/

                    Healthcare                        23.5%
                    ---------------------------------------
                    Water and Sewer                   18.9%
                    ---------------------------------------
                    U.S. Guaranteed                   11.4%
                    ---------------------------------------
                    Education and Civic Organizations 10.9%
                    ---------------------------------------
                    Utilities                         10.4%
                    ---------------------------------------
                    Housing/Multifamily                6.9%
                    ---------------------------------------
                    Tax Obligation/Limited             5.3%
                    ---------------------------------------
                    Other                             12.7%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,044.70 $1,040.70 $1,041.10 $1,045.80 $1,020.69 $1,017.00 $1,018.00 $1,021.64
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.33 $    8.09 $    7.07 $    3.37 $    4.28 $    8.00 $    6.99 $    3.33
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.59%, 1.39% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 10

  Fund Spotlight as of 5/31/05              Nuveen Louisiana Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.52   $11.51   $11.49   $11.58
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0390  $0.0320  $0.0340  $0.0410
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0013  $0.0013  $0.0013  $0.0013
         --------------------------------------------------------------
         Inception Date              9/12/89  2/06/97  2/02/94  2/25/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.28%  3.70%
                 ---------------------------------------------
                 5-Year                           7.18%  6.26%
                 ---------------------------------------------
                 10-Year                          5.80%  5.35%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.49%  3.49%
                 ---------------------------------------------
                 5-Year                           6.38%  6.22%
                 ---------------------------------------------
                 10-Year                          5.22%  5.22%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.73%
                 ---------------------------------------------
                 5-Year                           6.58%
                 ---------------------------------------------
                 10-Year                          5.22%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.56%
                 ---------------------------------------------
                 5-Year                           7.50%
                 ---------------------------------------------
                 10-Year                          6.03%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.06%  3.89%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.62%  3.47%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.25%  5.03%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.34%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.88%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.17%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.55%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.08%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.46%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.25%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.54%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            8.52%        3.93%
                            ------------------------------------------
                            5-Year            6.74%        5.83%
                            ------------------------------------------
                            10-Year           6.01%        5.55%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.63%        3.63%
                            ------------------------------------------
                            5-Year            5.94%        5.78%
                            ------------------------------------------
                            10-Year           5.42%        5.42%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            7.87%
                            ------------------------------------------
                            5-Year            6.14%
                            ------------------------------------------
                            10-Year           5.42%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.70%
                            ------------------------------------------
                            5-Year            7.06%
                            ------------------------------------------
                            10-Year           6.23%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $118,695
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.84
           ---------------------------------------------------------
           Average Duration                                     5.96
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31%.

                            Annual Report  Page 11

  Fund Spotlight as of 5/31/05              Nuveen Louisiana Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      78.4%
AA                        3.1%
A                         4.2%
BBB                      14.3%
Sectors/1/

                    Tax Obligation/Limited            23.8%
                    ---------------------------------------
                    Tax Obligation/General            19.1%
                    ---------------------------------------
                    Healthcare                        12.4%
                    ---------------------------------------
                    Utilities                         10.0%
                    ---------------------------------------
                    Education and Civic Organizations  8.8%
                    ---------------------------------------
                    Housing/Single Family              6.9%
                    ---------------------------------------
                    U.S. Guaranteed                    6.0%
                    ---------------------------------------
                    Other                             13.0%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,040.30 $1,036.50 $1,036.70 $1,041.10 $1,020.74 $1,017.05 $1,018.05 $1,021.74
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.27 $    8.02 $    7.01 $    3.26 $    4.23 $    7.95 $    6.94 $    3.23
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.58%, 1.38% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 12

  Fund Spotlight as of 5/31/05         Nuveen North Carolina Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.72   $10.73   $10.71   $10.74
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0370  $0.0300  $0.0320  $0.0385
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0023  $0.0023  $0.0023  $0.0023
      --------------------------------------------------------------------
      Inception Date                    3/27/86  2/25/97 10/04/93  2/05/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.83%  3.35%
                 ---------------------------------------------
                 5-Year                           7.22%  6.30%
                 ---------------------------------------------
                 10-Year                          5.53%  5.07%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.00%  3.00%
                 ---------------------------------------------
                 5-Year                           6.39%  6.24%
                 ---------------------------------------------
                 10-Year                          4.95%  4.95%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.23%
                 ---------------------------------------------
                 5-Year                           6.62%
                 ---------------------------------------------
                 10-Year                          4.94%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.11%
                 ---------------------------------------------
                 5-Year                           7.42%
                 ---------------------------------------------
                 10-Year                          5.70%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.14%  3.97%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.19%  3.06%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.83%  4.64%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.36%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.45%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.71%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.59%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.65%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.02%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.30%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.39%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.14%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            7.91%        3.33%
                            ------------------------------------------
                            5-Year            6.75%        5.83%
                            ------------------------------------------
                            10-Year           5.69%        5.24%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.17%        3.17%
                            ------------------------------------------
                            5-Year            5.97%        5.81%
                            ------------------------------------------
                            10-Year           5.11%        5.11%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            7.41%
                            ------------------------------------------
                            5-Year            6.19%
                            ------------------------------------------
                            10-Year           5.11%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.18%
                            ------------------------------------------
                            5-Year            6.97%
                            ------------------------------------------
                            10-Year           5.86%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $226,549
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.54
           ---------------------------------------------------------
           Average Duration                                     5.19
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34%.

                            Annual Report  Page 13

  Fund Spotlight as of 5/31/05         Nuveen North Carolina Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      45.5%
AA                       39.4%
A                         7.6%
BBB                       7.0%
NR                        0.5%
Sectors/1/

                    Tax Obligation/Limited            26.0%
                    ---------------------------------------
                    Healthcare                        12.6%
                    ---------------------------------------
                    Utilities                         11.7%
                    ---------------------------------------
                    Education and Civic Organizations 11.4%
                    ---------------------------------------
                    Housing/Single Family             11.0%
                    ---------------------------------------
                    Transportation                     7.7%
                    ---------------------------------------
                    U.S. Guaranteed                    6.3%
                    ---------------------------------------
                    Water and Sewer                    5.5%
                    ---------------------------------------
                    Other                              7.8%
                    ---------------------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,037.70 $1,032.60 $1,033.80 $1,038.50 $1,020.74 $1,017.10 $1,018.05 $1,021.74
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.27 $    7.96 $    7.00 $    3.25 $    4.23 $    7.90 $    6.94 $    3.23
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.57%, 1.38% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 14

  Fund Spotlight as of 5/31/05              Nuveen Tennessee Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $11.53   $11.54   $11.53   $11.53
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0390  $0.0320  $0.0340  $0.0410
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0232  $0.0232  $0.0232  $0.0232
      --------------------------------------------------------------------
      Inception Date                   11/02/87  2/25/97 10/04/93  2/06/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 5/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.18%  3.62%
                 ---------------------------------------------
                 5-Year                           7.21%  6.30%
                 ---------------------------------------------
                 10-Year                          5.58%  5.13%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.38%  3.38%
                 ---------------------------------------------
                 5-Year                           6.41%  6.26%
                 ---------------------------------------------
                 10-Year                          4.99%  4.99%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.61%
                 ---------------------------------------------
                 5-Year                           6.63%
                 ---------------------------------------------
                 10-Year                          5.00%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.39%
                 ---------------------------------------------
                 5-Year                           7.42%
                 ---------------------------------------------
                 10-Year                          5.74%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.06%  3.89%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.44%  3.30%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.10%  4.89%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.33%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.70%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.00%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.54%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.91%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.31%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.27%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.66%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.42%
                 ---------------------------------------------

                            Average Annual Total Returns as of 6/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            8.41%        3.85%
                            ------------------------------------------
                            5-Year            6.85%        5.94%
                            ------------------------------------------
                            10-Year           5.73%        5.27%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            7.61%        3.61%
                            ------------------------------------------
                            5-Year            6.08%        5.92%
                            ------------------------------------------
                            10-Year           5.15%        5.15%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            7.75%
                            ------------------------------------------
                            5-Year            6.28%
                            ------------------------------------------
                            10-Year           5.14%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            8.53%
                            ------------------------------------------
                            5-Year            7.07%
                            ------------------------------------------
                            10-Year           5.89%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $344,748
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.95
           ---------------------------------------------------------
           Average Duration                                     5.30
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 15

  Fund Spotlight as of 5/31/05              Nuveen Tennessee Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      56.7%
AA                       27.3%
A                         1.3%
BBB                      12.0%
NR                        2.7%
Sectors/1/

                          Healthcare             16.5%
                          ----------------------------
                          Tax Obligation/General 16.5%
                          ----------------------------
                          U.S. Guaranteed        13.5%
                          ----------------------------
                          Utilities              11.6%
                          ----------------------------
                          Tax Obligation/Limited  7.5%
                          ----------------------------
                          Water and Sewer         6.7%
                          ----------------------------
                          Housing/Single Family   6.5%
                          ----------------------------
                          Housing/Multifamily     4.6%
                          ----------------------------
                          Materials               4.5%
                          ----------------------------
                          Other                  12.1%
                          ----------------------------

1As a percentage of total holdings as of May 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (12/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (5/31/05)     $1,038.00 $1,035.00 $1,035.30 $1,043.40 $1,020.79 $1,017.10 $1,018.10 $1,021.74
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.22 $    7.97 $    6.95 $    3.26 $    4.18 $    7.90 $    6.89 $    3.23
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.57%, 1.37% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 16

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

   $   2,000 Cartersville Development Authority, Georgia, Water and        5/07 at 101.00        A+ $      2,086,120
              Wastewater Facilities Revenue Refunding Bonds, Anheuser
              Busch Companies Inc., Series 1997, 6.125%, 5/01/27
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.7%

             Bulloch County Development Authority, Georgia, Student
             Housing and Athletic Facility Lease Revenue Bonds, Georgia
             Southern University, Series 2004:
       1,625  5.250%, 8/01/22 - XLCA Insured                               8/14 at 100.00       Aaa        1,776,239
       1,700  5.250%, 8/01/23 - XLCA Insured                               8/14 at 100.00       Aaa        1,856,859

       1,400 Carrollton Payroll Development Authority, Georgia, Student    9/14 at 100.00       Aaa        1,495,550
              Housing Revenue Bonds, University of West Georgia, Series
              2004A, 5.000%, 9/01/21 - XLCA Insured

       1,235 Carrollton Payroll Development Authority, Georgia, Revenue    8/14 at 100.00       AAA        1,353,918
              Anticipation Certificates, University of West Georgia,
              Campus Center Project, Series 2004, 5.250%, 8/01/23 - MBIA
              Insured

       5,000 Fulton County Development Authority, Georgia, Revenue         9/11 at 102.00       AAA        5,458,200
              Bonds, Georgia State University - TUFF/ Atlanta Housing
              LLC, Series 2001A, 5.250%, 9/01/32 - AMBAC Insured

       3,000 Fulton County Development Authority, Georgia, Revenue         4/12 at 100.00       AAA        3,166,650
              Bonds, Georgia Tech Athletic Association, Series 2001,
              5.125%, 10/01/32 - AMBAC Insured

       1,835 Fulton County Development Authority, Georgia, Revenue         5/14 at 100.00       AAA        2,044,135
              Bonds, Georgia Tech Molecular Science Building, Series
              2004, 5.250%, 5/01/17 - MBIA Insured

         270 Private Colleges and Universities Authority, Georgia,         6/05 at 101.00       AAA          273,445
              Revenue Bonds, Spelman College, Series 1994,
              6.200%, 6/01/14 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 23.2%

       3,150 Baldwin County Hospital Authority, Georgia, Revenue Bonds,   12/08 at 102.00       BB+        2,845,049
              Oconee Regional Medical Center, Series 1998,
              5.375%, 12/01/28

       4,200 Chatham County Hospital Authority, Savannah, Georgia,         7/11 at 101.00        A-        4,616,220
              Hospital Revenue Improvement Bonds, Memorial Health
              University Medical Center Inc., Series 2001A, 6.125%,
              1/01/24

       6,000 Clarke County Hospital Authority, Georgia, Hospital Revenue   1/09 at 101.00       AAA        6,363,900
              Certificates, Athens Regional Medical Center Project,
              Series 1999, 5.250%, 1/01/29 - MBIA Insured

       1,885 Coffee County Hospital Authority, Georgia, Revenue Bonds,     1/14 at 100.00      BBB+        1,982,530
              Coffee County Regional Medical Center, Series 2004,
              5.000%, 12/01/16

       1,000 Gainesville and Hall County Hospital Authority, Georgia,     10/05 at 102.00       AAA        1,029,360
              Revenue Anticipation Certificates, Northeast Georgia
              Health Services Inc., Series 1995, 6.000%, 10/01/20 - MBIA
              Insured

       3,000 Gainesville and Hall County Hospital Authority, Georgia,      5/11 at 100.00        A-        3,132,990
              Revenue Anticipation Certificates, Northeast Georgia
              Health Services Inc., Series 2001, 5.500%, 5/15/31

       7,150 Gwinnett County Hospital Authority, Georgia, Revenue          2/12 at 102.00       AAA        7,765,687
              Anticipation Certificates, Gwinnett Hospital System Inc.
              Project, Series 1997B, 5.300%, 9/01/27 - MBIA Insured

       1,625 Henry County Hospital Authority, Georgia, Revenue             7/14 at 101.00       Aaa        1,755,813
              Certificates, Henry Medical Center, Series 2004, 5.000%,
              7/01/21 - MBIA Insured

       2,240 Richmond County Development Authority, Georgia, Revenue      12/14 at 100.00       AAA        2,398,704
              Bonds, Medical College of Georgia, Cancer Research Center
              Project, Series 2004A, 5.000%, 12/15/24 - AMBAC Insured

       2,250 Royston Hospital Authority, Georgia, Revenue Anticipation     7/09 at 102.00       N/R        2,268,900
              Certificates, Ty Cobb Healthcare System Inc., Series 1999,
              6.500%, 7/01/27

       3,250 Savannah Hospital Authority, Georgia, Revenue Bonds, St.      1/14 at 100.00        AA        3,493,685
              Joseph's/Candler Health System, Series 2003,
              5.250%, 7/01/23 - RAAI Insured
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.7%

       1,840 Augusta Housing Authority, Georgia, FHA-Insured Mortgage     11/05 at 102.00       Aa2        1,878,787
              Revenue Refunding Bonds, River Glen Apartments Section 8
              Assisted Project, Series 1995A, 6.500%, 5/01/27

       1,480 Clayton County Housing Authority, Georgia, GNMA Multifamily  10/11 at 103.00       Aaa        1,563,191
              Housing Revenue Bonds, Vineyard Pointe Project, Series
              2001A, 5.500%, 10/20/32

       2,245 DeKalb County Housing Authority, Georgia, Multifamily        12/11 at 100.00       AAA        2,338,190
              Housing Revenue Bonds, Green of Stonecrest Apartments,
              Series 2001A-1, 5.550%, 12/01/34 (Alternative Minimum Tax)
              - AMBAC Insured

----
17

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

   $   4,715 Lawrenceville Housing Authority, Georgia, FNMA Multifamily      No Opt. Call       AAA $      5,213,517
              Housing Revenue Bonds, Knollwood Park Apartments, Series
              1997, 6.250%, 12/01/29 (Alternative Minimum Tax)
              (Mandatory put 6/01/15)
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.5%

             Fulton County Housing Authority, Georgia, GNMA
             Mortgage-Backed Securities Program Single Family Mortgage
             Revenue Refunding Bonds, Series 1996A:
         100  6.125%, 9/01/18 (Alternative Minimum Tax)                    9/06 at 102.00       AAA          101,622
         150  6.200%, 9/01/27 (Alternative Minimum Tax)                    9/06 at 102.00       AAA          155,264

       3,915 Georgia Housing and Finance Authority, Single Family         12/10 at 100.00       AAA        4,062,321
              Mortgage Resolution 1 Bonds, Series 2001A-2,
              5.700%, 12/01/31 (Alternative Minimum Tax)

       1,325 Georgia Housing and Finance Authority, Single Family         12/11 at 100.00       AAA        1,380,359
              Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22
              (Alternative Minimum Tax)

          55 Georgia Residential Finance Authority, FHA-Insured or         6/05 at 100.00       AA+           55,135
              VA-Guaranteed Single Family Mortgage Loans, Series 1988B,
              8.000%, 12/01/16
--------------------------------------------------------------------------------------------------------------------
             Materials - 3.6%

       1,500 Effingham County Industrial Development Authority, Georgia,   6/11 at 101.00       BB+        1,590,480
              Pollution Control Revenue Refunding Bonds, Georgia-Pacific
              Project, Series 2001, 6.500%, 6/01/31

       2,000 Richmond County Development Authority, Georgia,               2/12 at 101.00       BBB        2,112,620
              Environmental Improvement Revenue Refunding Bonds,
              International Paper Company, Series 2002A, 6.000%, 2/01/25
              (Alternative Minimum Tax)

       1,000 Savannah Economic Development Authority, Georgia, Pollution     No Opt. Call      Baa2        1,148,730
              Control Revenue Bonds, Union Camp Corporation, Series
              1995, 6.150%, 3/01/17

       1,000 Wayne County Development Authority, Georgia, Pollution       11/05 at 100.00       Baa        1,000,520
              Control Revenue Refunding Bonds, ITT Rayonier Inc., Series
              1993, 6.100%, 11/01/07
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.4%

       3,630 Georgia, General Obligation Bonds, Series 2002D,              8/12 at 100.00       AAA        3,949,513
              5.000%, 8/01/18

       1,500 Puerto Rico, General Obligation and Public Improvement        7/14 at 100.00       BBB        1,624,935
              Bonds, Series 2004A, 5.250%, 7/01/23
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 5.2%

         505 Burke County Development Authority, Georgia, Industrial       8/05 at 100.00        A3          506,737
              Development Revenue Bonds, Georgia Safe Corporation
              Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum
              Tax)

         960 Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb       1/14 at 100.00       AAA        1,035,283
              County, Georgia, Revenue Bonds, Performing Arts Center,
              Series 2004, 5.000%, 1/01/22

       1,605 Macon-Bibb County Urban Development Authority, Georgia,       8/12 at 101.00        AA        1,733,336
              Revenue Bonds, City of Macon Projects, Series 2002A,
              5.000%, 8/01/17

       2,765 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call        AA        3,349,051
              Sales Tax Revenue Refunding Bonds, Series 1992N,
              6.250%, 7/01/18

         500 Metropolitan Atlanta Rapid Transit Authority, Georgia,          No Opt. Call       AAA          611,565
              Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%,
              7/01/20 - AMBAC Insured

       1,000 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA        1,235,040
              Transportation Authority, Series 1996Z, 6.000%, 7/01/18 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Transportation - 0.6%

       1,000 Atlanta, Georgia, Airport Facilities Revenue Refunding        1/07 at 101.00       AAA        1,040,490
              Bonds, Series 1996, 5.250%, 1/01/10 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 11.2%

       1,015 Atlanta, Georgia, Water and Wastewater Revenue Bonds,         5/09 at 101.00       AAA        1,098,809
              Series 1999A, 5.000%, 11/01/38 (Pre- refunded to 5/01/09)
              - FGIC Insured

         505 Cherokee County Water and Sewerage Authority, Georgia,          No Opt. Call       AAA          578,568
              Revenue Bonds, Series 1985, 9.750%, 8/01/09 - MBIA Insured

----
18

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

   $   1,000 Coffee County Hospital Authority, Georgia, Revenue           12/06 at 102.00       AAA $      1,069,250
              Anticipation Certificates, Coffee Regional Medical Center
              Inc., Series 1997A, 6.750%, 12/01/16 (Pre-refunded to
              12/01/06)

       4,000 Fulton County Housing Authority, Georgia, Multifamily         7/08 at 100.00       AAA        4,368,080
              Housing Revenue Bonds, Concorde Place Apartments Project,
              Series 1996A, 6.375%, 1/01/27 (Alternative Minimum Tax)
              (Pre-refunded to 7/01/08)

       1,000 Private Colleges and University Facilities Authority,           No Opt. Call       AAA        1,221,560
              Georgia, Revenue Bonds, Mercer University, Series 1991,
              6.500%, 11/01/15 - MBIA Insured

       6,000 Rockdale County Water and Sewerage Authority, Georgia,        1/10 at 101.00       AAA        6,645,900
              Revenue Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded to 1/01/10) - MBIA Insured

       3,000 Upper Oconee Basin Water Authority, Georgia, Revenue Bonds,   7/08 at 102.00       AAA        3,259,020
              Series 1997, 5.250%, 7/01/27 (Pre- refunded to 7/01/08) -
              FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Utilities - 10.2%

         465 Camden County Solid Waste Management Authority, Georgia,      3/12 at 100.00       Aaa          492,947
              Revenue Bonds, Series 2002, 5.000%, 3/01/21 - MBIA Insured

       3,750 Coweta County Development Authority, Georgia, Revenue         1/13 at 100.00       Aaa        4,120,763
              Bonds, Newnan Water and Sewer, and Light Commission
              Project, Series 2002, 5.250%, 1/01/22 - FGIC Insured

       2,110 Fairburn, Georgia, Combined Utility Revenue Bonds, Series    10/10 at 101.00       BBB        2,261,203
              2000, 5.750%, 10/01/20

       1,500 Georgia Municipal Electric Authority, General Power Revenue   1/15 at 100.00        A+        1,817,160
              Bonds, Series 1992B, 6.375%, 1/01/16

       1,000 Georgia Municipal Electric Authority, General Power Revenue   1/10 at 100.00       AAA        1,104,160
              Bonds, Series 1993Z, 5.500%, 1/01/12 - FSA Insured

             Monroe County Development Authority, Georgia, Pollution
             Control Revenue Bonds, Oglethorpe Power Corporation -
             Scherer Plant, Series 1992A:
         500  6.750%, 1/01/10                                                No Opt. Call         A          569,720
       1,000  6.800%, 1/01/12                                                No Opt. Call         A        1,183,150

       3,000 Municipal Electric Authority of Georgia, Project One          1/13 at 100.00       AAA        3,240,090
              Subordinated Lien Revenue Bonds, Series 2003A,
              5.000%, 1/01/22 - MBIA Insured

       1,675 Summerville, Georgia, Combined Public Utility System          1/12 at 101.00      Baa3        1,802,116
              Revenue Refunding and Improvement Bonds, Series 2002,
              5.750%, 1/01/22
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 18.6%

       7,000 Atlanta, Georgia, Water and Wastewater Revenue Bonds,           No Opt. Call       AAA        8,302,980
              Series 1999A, 5.500%, 11/01/22 - FGIC Insured

       2,185 Augusta, Georgia, Water and Sewerage Revenue Bonds, Series   10/12 at 100.00       AAA        2,436,625
              2002, 5.375%, 10/01/19 - FSA Insured

             Brunswick, Georgia, Water and Sewerage Revenue Refunding
             and Improvement Bonds, Series 1992:
         500  6.000%, 10/01/11 - MBIA Insured                                No Opt. Call       AAA          558,835
         400  6.100%, 10/01/19 - MBIA Insured                                No Opt. Call       AAA          493,956

             Columbia County, Georgia, Water and Sewerage Revenue Bonds,
             Series 2004:
       1,000  5.000%, 6/01/20 - FSA Insured                                6/14 at 100.00       AAA        1,085,590
       1,000  5.000%, 6/01/22 - FSA Insured                                6/14 at 100.00       AAA        1,078,490

       1,500 Coweta County Water and Sewer Authority, Georgia, Revenue     6/11 at 102.00       Aaa        1,635,420
              Bonds, Series 2001, 5.250%, 6/01/26 - AMBAC Insured

       2,750 DeKalb County, Georgia, Water and Sewerage Revenue Bonds,    10/10 at 101.00        AA        2,984,795
              Series 2000, 5.375%, 10/01/35

       2,500 DeKalb County, Georgia, Water and Sewerage Revenue Bonds,    10/13 at 100.00        AA        2,674,650
              Series 2003A, 5.000%, 10/01/23

       1,175 Fayette County, Georgia, Water Revenue Bonds, Series 2002,   10/12 at 100.00       AAA        1,255,131
              5.000%, 10/01/20 - FSA Insured

         970 Fulton County, Georgia, Water and Sewerage Revenue Bonds,     1/14 at 100.00       AAA        1,043,138
              Series 2004, 5.000%, 1/01/22 - FGIC Insured

----
19

Portfolio of Investments
NUVEEN GEORGIA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

   $   5,000 Macon Water Authority, Georgia, Water and Sewer Revenue      10/11 at 101.00       AA- $      5,563,800
              Bonds, Series 2001B, 5.375%, 10/01/18

       1,000 Midgeville, Georgia, Water and Sewerage Revenue Refunding       No Opt. Call       AAA        1,190,660
              Bonds, Series 1996, 6.000%, 12/01/16 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
   $ 147,105 Total Long-Term Investments (cost $148,745,146) - 98.2%                                     159,987,206
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.8%                                                          2,888,273
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    162,875,479
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
20

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.6%

             Tobacco Settlement Financing Corporation, Louisiana,
             Tobacco Settlement Asset-Backed Bonds, Series 2001B:
   $   3,235  5.500%, 5/15/30                                              5/11 at 101.00       BBB $      3,241,373
       1,000  5.875%, 5/15/39                                              5/11 at 101.00       BBB        1,010,130
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.8%

       1,500 Calcasieu Parish Public Trust Authority, Louisiana, Student   5/11 at 101.00       AAA        1,617,135
              Housing Lease Revenue Bonds, McNeese State University,
              Series 2001, 5.250%, 5/01/33 - MBIA Insured

       2,000 Lafayette Public Trust Financing Authority, Louisiana,       10/12 at 102.00       AAA        2,162,760
              Revenue Bonds, Ragin' Cajun Facilities Inc. Project,
              Series 2002, 5.000%, 10/01/22 - MBIA Insured

       2,525 Louisiana Local Government Environmental Facilities and      12/12 at 100.00       AAA        2,782,424
              Community Development Authority, Revenue Bonds, Baton
              Rouge Community College Facilities Corporation, Series
              2002, 5.375%, 12/01/21 - MBIA Insured

       1,675 Louisiana Local Government Environmental Facilities and       8/14 at 100.00       Aaa        1,780,575
              Community Development Authority, Revenue Bonds,
              Southeastern Louisiana University Student Housing
              Facilities Inc., Series 2004A, 5.000%, 8/01/27 - MBIA
              Insured

       2,000 Louisiana Public Facilities Authority, Revenue Bonds,         7/12 at 100.00       AAA        2,125,860
              Tulane University, Series 2002A, 5.125%, 7/01/27 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
             Energy - 1.5%

         500 Louisiana Offshore Terminal Authority, Deepwater Port        10/08 at 100.00         A          518,110
              Revenue Refunding Bonds, LOOP Inc. Project, Series 1998,
              5.200%, 10/01/18

       1,200 St. Bernard Parish, Louisiana, Exempt Facility Revenue       11/06 at 102.00       AAA        1,265,448
              Bonds, Mobil Oil Corporation, Series 1996,
              5.900%, 11/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 12.5%

       1,800 Louisiana Public Facilities Authority, Hospital Revenue         No Opt. Call       AAA        2,158,128
              Bonds, Franciscan Missionaries of Our Lady Health System,
              Series 1998A, 5.750%, 7/01/25 - FSA Insured

       2,600 Louisiana Public Facilities Authority, Hospital Revenue       1/08 at 102.00      BBB+        2,654,392
              Refunding Bonds, Lincoln Health System, Series 1998,
              5.150%, 1/01/19

       2,300 Louisiana Public Facilities Authority, Hospital Revenue       8/09 at 101.00      BBB+        2,400,188
              Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29

       2,615 Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00       AAA        2,830,738
              Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
              MBIA Insured

       3,400 Louisiana Public Facilities Authority, Health Facilities        No Opt. Call       Aa1        3,706,816
              Revenue Refunding Bonds, Sisters of Mercy Health System of
              St. Louis Inc., Series 1993A, 5.000%, 6/01/19

       1,000 Terrebonne Parish Hospital Service District 1, Louisiana,     4/08 at 102.00       AAA        1,067,390
              Hospital Revenue Bonds, Terrebonne General Medical Center,
              Series 1998, 5.375%, 4/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 0.9%

       1,000 Louisiana Local Government Environmental Facilities and       6/12 at 105.00       Aaa        1,113,890
              Community Development Authority, GNMA Collateralized
              Mortgage Revenue Refunding Bonds, Sharlo Apartments,
              Series 2002A, 6.500%, 6/20/37
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 6.9%

       1,290 Calcasieu Parish Public Trust Authority, Louisiana, Single    4/11 at 105.00       Aaa        1,356,035
              Family Mortgage Revenue Refunding Bonds, Series 2001A,
              6.050%, 4/01/32 (Alternative Minimum Tax)

         785 East Baton Rouge Mortgage Finance Authority, Louisiana,      10/07 at 102.00       Aaa          791,837
              GNMA/FNMA Mortgage-Backed Securities Program Family
              Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%,
              10/01/30 (Alternative Minimum Tax)

         590 Jefferson Parish Home Mortgage Authority, Louisiana, Single   6/10 at 105.00       Aaa          602,862
              Family Mortgage Revenue Bonds, Series 2000C-1, 7.250%,
              6/01/32 (Alternative Minimum Tax)

         505 Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00       Aaa          515,645
              Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22

----
21

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

   $     375 Louisiana Housing Finance Agency, Single Family Mortgage      6/07 at 102.00       Aaa $        383,381
              Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17
              (Alternative Minimum Tax)

         520 Louisiana Housing Finance Agency, Single Family Mortgage      6/10 at 101.00       Aaa          528,055
              Revenue Bonds, Series 2000D-2, 7.050%, 6/01/31
              (Alternative Minimum Tax)

         415 Louisiana Public Facilities Authority, Single Family          8/07 at 102.00       Aaa          430,650
              Mortgage Revenue Refunding Bonds, Series 1997B,
              5.750%, 8/01/31

         535 New Orleans Home Mortgage Authority, Louisiana, Single       12/06 at 102.00       Aaa          553,409
              Family Mortgage Revenue Bonds, Series 1996A,
              6.100%, 12/01/29 (Alternative Minimum Tax)

         665 New Orleans Home Mortgage Authority, Louisiana, Single       12/07 at 102.00       Aaa          687,989
              Family Mortgage Revenue Bonds, Series 1997A,
              5.850%, 12/01/30 (Alternative Minimum Tax)

         915 New Orleans Home Mortgage Authority, Louisiana, Single       12/08 at 101.00       Aaa          941,773
              Family Mortgage Revenue Refunding Bonds, Series 1998B-2,
              5.200%, 12/01/21 (Alternative Minimum Tax)

         960 Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00       Aaa          982,358
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative
              Minimum Tax)

         390 Rapides Finance Authority, Louisiana, GNMA/FNMA               6/08 at 102.00       Aaa          401,408
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.6%

       3,000 Louisiana Housing Finance Agency, GNMA Collateralized         9/05 at 103.00       AAA        3,108,360
              Mortgage Revenue Bonds, St. Dominic Assisted Care
              Facility, Series 1995, 6.950%, 9/01/36
--------------------------------------------------------------------------------------------------------------------
             Materials - 1.1%

       1,250 DeSoto Parish, Louisiana, Environmental Improvement Revenue  11/08 at 101.00       BBB        1,280,825
              Bonds, International Paper Company Project, Series 1998A,
              5.600%, 11/01/22 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 19.3%

       4,000 Louisiana, General Obligation Bonds, Series 2005A,            8/15 at 100.00       AAA        4,537,520
              5.250%, 8/01/16 - MBIA Insured

       1,000 New Orleans, Louisiana, General Obligation Bonds, Series        No Opt. Call       AAA        1,181,920
              1998, 5.500%, 12/01/21 - FGIC Insured

       2,000 New Orleans, Louisiana, General Obligation Refunding Bonds,     No Opt. Call       AAA        1,677,040
              Series 1991, 0.000%, 9/01/10 - AMBAC Insured

       3,170 New Orleans, Louisiana, General Obligation Bonds, Series     12/15 at 100.00       AAA        3,499,870
              2005, 5.250%, 12/01/25 (WI, settling 7/06/05) - MBIA
              Insured

      13,875 Orleans Parish School Board, Louisiana, General Obligation      No Opt. Call       AAA        8,718,356
              Refunding Bonds, Series 1991, 0.000%, 2/01/15 - FGIC
              Insured

             Puerto Rico, General Obligation and Public Improvement
             Bonds, Series 2004A:
       1,400  5.250%, 7/01/22                                              7/14 at 100.00       BBB        1,519,924
       1,500  5.250%, 7/01/23                                              7/14 at 100.00       BBB        1,624,935
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.9%

             Ernest N. Morial-New Orleans Exhibition Hall Authority,
             Louisiana, Special Tax Revenue Bonds, Senior Subordinate
             Series 2003A:
         560  5.250%, 7/15/19 - AMBAC Insured                              7/13 at 100.00       AAA          618,324
       1,000  5.250%, 7/15/22 - AMBAC Insured                                No Opt. Call       AAA        1,104,150

             Ernest N. Morial-New Orleans Exhibition Hall Authority,
             Louisiana, Special Tax Revenue Bonds, Senior Subordinate
             Series 2004:
       2,525  5.000%, 7/15/15 - AMBAC Insured                              7/14 at 101.00       AAA        2,789,569
       2,000  5.000%, 7/15/21 - AMBAC Insured                              7/14 at 101.00       AAA        2,157,260

         335 Ernest N. Morial-New Orleans Exhibition Hall Authority,       7/06 at 101.00       AAA          346,862
              Louisiana, Special Tax Bonds, Series 1996C, 5.600%,
              7/15/25 - MBIA Insured

       1,000 Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/11 at 100.00       AAA        1,068,540
              Special Sales Tax Revenue Bonds, Series 2001, 5.000%,
              12/01/22 - AMBAC Insured

       2,650 Jefferson Sales Tax District, Jefferson Parish, Louisiana,   12/12 at 100.00       AAA        2,905,964
              Special Sales Tax Revenue Refunding Bonds, Series 2002,
              5.250%, 12/01/22 - AMBAC Insured

----
22

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $   5,250 Louisiana Local Government Environmental Facilities and         No Opt. Call       AAA $      5,749,223
              Community Development Authority, Revenue Bonds, Capital
              Projects and Equipment Acquisition Program, Series 2000A,
              6.300%, 7/01/30 - AMBAC Insured (a)

       1,000 Louisiana Local Government Environmental Facilities and       4/15 at 100.00       AAA        1,089,280
              Community Development Authority, Revenue Bonds, Ascension
              Parish Library Project, Series 2005, 5.250%, 4/01/35 -
              AMBAC Insured

             Louisiana State Office Facilities Corporation, Lease
             Revenue Bonds, State Capitol Complex Program, Series 1999A:
       1,000  5.250%, 3/01/17 - MBIA Insured                               3/09 at 101.00       AAA        1,076,860
       1,000  5.250%, 3/01/18 - MBIA Insured                               3/09 at 101.00       AAA        1,076,130

       1,000 Louisiana State Office Facilities Corporation, Lease         11/13 at 100.00       AAA        1,069,730
              Revenue Bonds, State Capitol Complex Program, Series 2003,
              5.000%, 11/01/21 - MBIA Insured

       2,000 Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series       5/15 at 100.00       AAA        2,231,560
              2005A, 5.250%, 5/01/20 - FGIC Insured

         650 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA          725,784
              Revenue Bonds, Series 2000B, 5.875%, 7/01/35 - MBIA Insured

         380 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00      BBB-          408,671
              Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

       1,000 University of Louisiana System, Lafayette City and Parish,    9/09 at 102.00       AAA        1,131,720
              Lease Revenue Bonds, Cajundome Convention Center, Series
              2000, 6.250%, 9/01/29 - MBIA Insured

       2,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB        2,855,100
              Taxes Loan Note, Series 1999A, 6.375%, 10/01/19
--------------------------------------------------------------------------------------------------------------------
             Transportation - 2.3%

         505 New Orleans Aviation Board, Louisiana, Revenue Bonds,        10/07 at 102.00       AAA          533,068
              Series 1997B-1, 5.450%, 10/01/27 (Alternative Minimum Tax)
              - AMBAC Insured

       2,100 Shreveport, Louisiana, Airport System Revenue Bonds, Series   1/08 at 102.00       AAA        2,189,733
              1997A, 5.375%, 1/01/28 (Alternative Minimum Tax) - FSA
              Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 6.1%

         705 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA          797,792
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
              (Pre-refunded to 7/01/10)

         470 Louisiana Public Facilities Authority, Hospital Revenue      11/05 at 100.00       AAA          553,232
              Refunding Bonds, Southern Baptist Hospital, Series 1986,
              8.000%, 5/15/12

       1,000 Louisiana Public Facilities Authority, Hospital Revenue      10/07 at 101.00       AAA        1,064,170
              Refunding Bonds, Woman's Hospital Foundation, Series 1997,
              5.375%, 10/01/22 (Pre-refunded to 10/01/07) - FSA Insured

       3,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00      A***        3,490,320
              Revenue Bonds, Series 2000B, 6.500%, 7/01/27 (Pre-refunded to 7/01/10)

       1,000 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA        1,114,350
              Obligation Bonds, Series 2000A, 5.500%, 10/01/20

         165 Shreveport Home Mortgage Authority, Louisiana, Single           No Opt. Call       Aaa          177,896
              Family Mortgage Revenue Bonds, Series 1979A,
              6.750%, 9/01/10
--------------------------------------------------------------------------------------------------------------------
             Utilities - 10.0%

       1,165 Alexandria, Louisiana, Utilities Revenue Bonds, Series        5/14 at 102.00       AAA        1,277,668
              2004, 5.000%, 5/01/20 - AMBAC Insured

       1,500 De Soto Parish, Louisiana, Pollution Control Revenue          9/09 at 102.00       AAA        1,670,400
              Refunding Bonds, Cleco Utility Group Inc. Project, Series
              1999, 5.875%, 9/01/29 - AMBAC Insured

       4,000 Lafayette City and Parish, Louisiana, Utilities Revenue      11/14 at 100.00       AAA        4,443,680
              Bonds, Series 2004, 5.250%, 11/01/20 - MBIA Insured

       1,000 St. Charles Parish, Louisiana, Environmental Improvement     11/05 at 100.00        A-        1,005,190
              Revenue Bonds, Louisiana Power and Light Company, Series
              1993A, 6.200%, 5/01/23 (Alternative Minimum Tax)

       2,000 St. Charles Parish, Louisiana, Environmental Improvement      7/05 at 101.00        A-        2,021,760
              Revenue Bonds, Louisiana Power and Light Company, Series
              1994A, 6.875%, 7/01/24 (Alternative Minimum Tax)

       1,500 St. Charles Parish, Louisiana, Solid Waste Disposal Revenue   6/05 at 100.00        A-        1,506,525
              Bonds, Louisiana Power and Light Company, Series 1992A,
              7.000%, 12/01/22 (Alternative Minimum Tax) (a)

----
23

Portfolio of Investments
NUVEEN LOUISIANA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.9%

   $   1,000 Terrebonne Parish Waterworks District 1, Louisiana, Water    11/13 at 101.00       AAA $      1,116,230
              Revenue Bonds, Series 2003A, 5.250%, 11/01/18 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
   $ 116,450 Total Long-Term Investments (cost $112,689,755) - 100.4%                                    119,126,250
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (0.4)%                                                        (431,035)
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    118,695,215
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           (a)The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
24

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

   $   3,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $      3,033,570
              Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.1%

       4,220 North Carolina Educational Facilities Finance Agency,        10/06 at 102.00       Aa1        4,399,392
              Revenue Refunding Bonds, Duke University, Series 1996B,
              5.000%, 10/01/17

       1,000 North Carolina Capital Facilities Financing Agency, Revenue   4/13 at 100.00       AAA        1,081,550
              Bonds, Johnson and Wales University, Series 2003A,
              5.250%, 4/01/23 - XLCA Insured

       1,000 North Carolina Education Assistance Authority, Subordinate    7/05 at 102.00        A2        1,021,570
              Lien Guaranteed Student Loan Revenue Bonds, Series 1995A,
              6.300%, 7/01/15 (Alternative Minimum Tax)

       1,510 University of North Carolina, Charlotte, Certificates of      3/15 at 100.00       AAA        1,601,385
              Participation, Student Housing Project, Series 2005,
              5.000%, 3/01/31 - AMBAC Insured

       1,025 University of North Carolina, Asheville, General Revenue      6/12 at 100.00       Aaa        1,115,415
              Refunding Bonds, Series 2002A, 5.000%, 6/01/15 - AMBAC
              Insured

             University of North Carolina, Chapel Hill, Utilities System
             Revenue Refunding Bonds, Series 1997:
       4,000  0.000%, 8/01/15                                                No Opt. Call       Aa1        2,672,040
       4,265  0.000%, 8/01/18                                                No Opt. Call       Aa1        2,447,129
       2,750  0.000%, 8/01/20                                                No Opt. Call       Aa1        1,423,318

       3,000 University of North Carolina, Chapel Hill, System Net         6/11 at 100.00       AA+        3,191,520
              Revenue Bonds, Series 2001A, 5.000%, 12/01/20

       1,710 University of North Carolina, Chapel Hill, System Net           No Opt. Call       AA+        1,888,507
              Revenue Bonds, Series 2002B, 5.000%, 12/01/11

       1,160 University of North Carolina System, Pooled Revenue          10/12 at 100.00       AAA        1,286,881
              Refunding Bonds, Series 2002A, 5.375%, 4/01/20 - AMBAC
              Insured

       1,035 University of North Carolina System, Pooled Revenue Bonds,   10/12 at 100.00       AAA        1,148,208
              Series 2002B, 5.375%, 4/01/20 - AMBAC Insured

             University of North Carolina System, Pooled Revenue Bonds,
             Series 2004C:
         750  5.000%, 4/01/21 - AMBAC Insured                              4/14 at 100.00       Aaa          808,493
       1,085  5.000%, 4/01/29 - AMBAC Insured                              4/14 at 100.00       Aaa        1,152,975
--------------------------------------------------------------------------------------------------------------------
             Energy - 0.7%

       1,500 Virgin Islands Public Finance Authority, Refinery Revenue     1/14 at 100.00       BBB        1,652,265
              Bonds, Hovensa LLC, Series 2003, 6.125%, 7/01/22
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 12.3%

       5,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/06 at 102.00        AA        5,692,995
              Healthcare System Revenue Refunding Bonds, Series 1996A,
              5.875%, 1/15/26

       3,500 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/07 at 102.00        AA        3,651,550
              Healthcare System Revenue Bonds, DBA Carolina Healthcare
              System, Series 1997A, 5.125%, 1/15/22

       4,000 Cumberland County, North Carolina, Hospital Facility         10/09 at 101.00        A-        4,127,000
              Revenue Bonds, Cumberland County Hospital System Inc.,
              Cape Fear Valley Health System, Series 1999,
              5.250%, 10/01/29

       1,055 North Carolina Medical Care Commission, Healthcare            1/12 at 100.00         A        1,134,104
              Facilities Revenue Bonds, Union Regional Medical Center,
              Series 2002A, 5.250%, 1/01/14

       1,750 North Carolina Medical Care Commission, Healthcare Revenue    5/07 at 100.00       AA-        1,787,975
              Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21

             North Carolina Medical Care Commission, Healthcare
             Facilities Revenue Bonds, Scotland Memorial Hospital,
             Series 1999:
         625  5.500%, 10/01/19 - RAAI Insured                             10/08 at 102.00        AA          671,313
       1,385  5.500%, 10/01/29 - RAAI Insured                             10/08 at 102.00        AA        1,474,776

       3,500 North Carolina Medical Care Commission, Hospital Revenue      6/09 at 102.00         A        3,781,995
              Bonds, Southeastern Regional Medical Center, Series 1999,
              6.250%, 6/01/29

       1,250 North Carolina Medical Care Commission, Revenue Bonds,       11/14 at 100.00       AA-        1,321,088
              Northeast Medical Center, Series 2004, 5.000%, 11/01/24

       4,000 North Carolina Medical Care Commission, Health System        10/11 at 101.00        AA        4,241,760
              Revenue Bonds, Mission St. Joseph's Health System, Series
              2001, 5.250%, 10/01/31

----
25

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 10.8%

   $   6,210 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA $      6,405,801
              Revenue Bonds, 1998 Trust Agreement, Series 5A,
              5.625%, 7/01/30 (Alternative Minimum Tax)

             North Carolina Housing Finance Agency, Single Family
             Revenue Bonds, Series 1994Y:
         705  6.300%, 9/01/15                                              9/05 at 101.00        AA          719,706
         645  6.350%, 3/01/18                                              9/05 at 101.00        AA          657,010

       2,540 North Carolina Housing Finance Agency, Home Ownership         7/09 at 100.00        AA        2,659,101
              Revenue Bonds, 1998 Trust Agreement, Series 6A,
              6.200%, 1/01/29 (Alternative Minimum Tax)

         675 North Carolina Housing Finance Agency, Single Family          9/05 at 102.00        AA          689,296
              Revenue Bonds, Series 1995BB, 6.500%, 9/01/26 (Alternative
              Minimum Tax)

       1,360 North Carolina Housing Finance Agency, Single Family          9/05 at 102.00        AA        1,388,111
              Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative
              Minimum Tax)

       2,230 North Carolina Housing Finance Agency, Single Family          3/06 at 102.00        AA        2,295,963
              Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative
              Minimum Tax)

       1,290 North Carolina Housing Finance Agency, Home Ownership         7/10 at 100.00       AAA        1,325,024
              Revenue Bonds, 1998 Trust Agreement, Series 10A,
              5.400%, 7/01/32 (Alternative Minimum Tax) - AMBAC Insured

       1,750 North Carolina Housing Finance Agency, Single Family          3/07 at 101.50        AA        1,806,193
              Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative
              Minimum Tax)

       1,340 North Carolina Housing Finance Agency, Single Family          3/08 at 101.00        AA        1,376,609
              Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative
              Minimum Tax)

       1,140 North Carolina Housing Finance Agency, Home Ownership         1/09 at 101.00        AA        1,164,008
              Revenue Bonds, 1998 Trust Agreement, Series 3A,
              5.200%, 7/01/26 (Alternative Minimum Tax)

       3,825 North Carolina Housing Finance Agency, Home Ownership         1/09 at 100.00        AA        3,901,347
              Revenue Bonds, 1998 Trust Agreement, Series 4A,
              5.300%, 7/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Industrials - 0.9%

       2,000 North Carolina Capital Facilities Financing Agency, Exempt      No Opt. Call       BBB        1,991,080
              Facilities Revenue Bonds, Waste Management Inc., Series
              2001, 3.750%, 8/01/14 (Alternative Minimum Tax) (Mandatory
              put 8/01/07)
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.2%

         500 North Carolina Medical Care Commission, First Mortgage       11/14 at 100.00       N/R          518,030
              Revenue Bonds, Deerfield Episcopal Retirement Community
              Inc., Series 2004A, 5.000%, 11/01/23
--------------------------------------------------------------------------------------------------------------------
             Materials - 1.4%

       3,100 Haywood County Industrial Facilities and Pollution Control    3/06 at 102.00      Baa2        3,218,172
              Financing Authority, North Carolina, Pollution Control
              Revenue Refunding Bonds, Champion International
              Corporation, Series 1995, 6.000%, 3/01/20
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.0%

       2,340 Charlotte, North Carolina, General Obligation Bonds, Series   7/12 at 100.00       AAA        2,494,908
              2002A, 5.000%, 7/01/24

       1,875 Cumberland County, North Carolina, General Obligation         2/12 at 101.00       AA-        2,031,281
              School Bonds, Series 2002, 5.000%, 2/01/21

       2,000 North Carolina, General Obligation Bonds, Series 2004A,       3/14 at 100.00       AAA        2,167,060
              5.000%, 3/01/22
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.5%

         390 Asheville, North Carolina, Certificates of Participation,     8/05 at 100.00        A1          391,112
              Series 1992, 6.500%, 2/01/08

       1,150 Buncombe County, North Carolina, Certificates of              4/15 at 100.00       AAA        1,239,286
              Participation, Series 2005, 5.000%, 4/01/22 - AMBAC Insured

             Cabarrus County, North Carolina, Certificates of
             Participation, Series 2002:
       1,330  5.250%, 2/01/19                                              2/13 at 100.00       AA-        1,447,466
       3,990  5.000%, 2/01/22                                              2/13 at 100.00       AA-        4,236,103

       3,870 Catawba County, North Carolina, Certificates of               6/15 at 100.00       AAA        4,161,605
              Participation, Series 2005, 5.000%, 6/01/25 - MBIA Insured

       1,975 Charlotte, North Carolina, Certificates of Participation,     6/10 at 101.00       AA+        2,213,619
              Public Safety Facilities Project, Series 2000D,
              5.500%, 6/01/25 (Pre-refunded to 6/01/10)

----
26

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $   1,400 Charlotte, North Carolina, Certificates of Participation,     6/13 at 100.00       AA+ $      1,531,180
              Governmental Facilities Projects, Series 2003G,
              5.375%, 6/01/26

       1,750 Charlotte, North Carolina, Storm Water Fee Revenue Bonds,     6/12 at 101.00       AA+        1,869,420
              Series 2002, 5.000%, 6/01/25

       2,255 Dare County, North Carolina, Certificates of Participation,  12/12 at 100.00       AAA        2,501,562
              Series 2002, 5.250%, 6/01/16 - AMBAC Insured

             Fayetteville Finance Corporation, North Carolina,
             Installment Payment Revenue Bonds, Municipal Building
             Project, Series 2005:
       1,990  5.250%, 2/01/17 - MBIA Insured                               2/15 at 100.00       AAA        2,225,775
         910  5.250%, 2/01/19 - MBIA Insured                               2/15 at 100.00       AAA        1,009,263

       2,000 Hartnett County, North Carolina, Certificates of             12/12 at 101.00       AAA        2,179,640
              Participation, Series 2002, 5.125%, 12/01/23 - FSA Insured

       1,820 Iredell County, North Carolina, Certificates of              10/13 at 100.00       Aaa        2,000,762
              Participation, Public Facilities Project, Series 2003,
              5.250%, 10/01/18 - AMBAC Insured

             Lee County, North Carolina, Certificates of Participation,
             Public Schools and Community College, Series 2004:
       1,715  5.250%, 4/01/19 - FSA Insured                                4/14 at 100.00       AAA        1,888,524
       1,715  5.250%, 4/01/21 - FSA Insured                                4/14 at 100.00       AAA        1,883,156
         715  5.250%, 4/01/22 - FSA Insured                                4/14 at 100.00       AAA          782,868

             North Carolina Infrastructure Finance Corporation,
             Certificates of Participation, Correctional Facilities,
             Series 2004A:
       2,250  5.000%, 2/01/21                                              2/14 at 100.00       AA+        2,400,570
       1,000  5.000%, 2/01/22                                              2/14 at 100.00       AA+        1,063,910

       3,000 North Carolina Infrastructure Finance Corporation, Lease     11/14 at 100.00       AA+        3,234,600
              Purchase Revenue Bonds, North Carolina Facilities Project,
              Series 2004, 5.000%, 11/01/21

       1,290 North Carolina, Certificates of Participation, Series 2003,   6/13 at 100.00       AA+        1,388,943
              5.250%, 6/01/22

       2,500 North Carolina, Certificates of Participation, Repair and     6/14 at 100.00       AA+        2,694,250
              Renovation Project, Series 2004B, 5.000%, 6/01/20

             Pitt County, North Carolina, Certificates of Participation,
             School Facilities Project, Series 2004B:
       1,415  5.000%, 4/01/20 - AMBAC Insured                              4/14 at 100.00       AAA        1,525,356
       1,415  5.000%, 4/01/21 - AMBAC Insured                              4/14 at 100.00       AAA        1,519,894
       1,415  5.000%, 4/01/22 - AMBAC Insured                              4/14 at 100.00       AAA        1,515,536

             Ramseur, North Carolina, General Obligation Water Refunding
             Bonds, Series 1997:
         120  5.750%, 6/01/18                                              6/07 at 102.00       N/R          126,323
         125  5.750%, 6/01/19                                              6/07 at 102.00       N/R          131,413
         125  5.750%, 6/01/20                                              6/07 at 102.00       N/R          131,240
         130  5.750%, 6/01/21                                              6/07 at 102.00       N/R          136,284
         105  5.750%, 6/01/22                                              6/07 at 102.00       N/R          109,993

             Randolph County, North Carolina, Certificates of
             Participation, Series 2004:
       1,890  5.000%, 6/01/14 - FSA Insured                                  No Opt. Call       AAA        2,093,099
       1,330  5.000%, 6/01/19 - FSA Insured                                6/14 at 102.00       AAA        1,456,270
       1,000  5.000%, 6/01/20 - FSA Insured                                6/14 at 102.00       AAA        1,091,550

       1,000 Rutherford County, North Carolina, Certificates of            9/12 at 101.00       AAA        1,068,530
              Participation, Series 2002, 5.000%, 9/01/21 - AMBAC Insured

         665 Union County, North Carolina, Certificates of                   No Opt. Call       AAA          727,710
              Participation, Series 2003, 5.000%, 6/01/11 - AMBAC Insured

       1,000 Wilmington, North Carolina, Certificates of Participation,    9/14 at 100.00       Aaa        1,096,200
              Series 2004, 5.250%, 9/01/24 - AMBAC Insured

       2,350 Winston-Salem, North Carolina, Certificates of                6/11 at 101.00       AA+        2,495,371
              Participation, Series 2001A, 5.000%, 6/01/20
--------------------------------------------------------------------------------------------------------------------
             Transportation - 7.5%

       6,000 Charlotte, North Carolina, Airport Revenue Bonds, Series      7/09 at 101.00       AAA        6,578,340
              1999B, 6.000%, 7/01/28 (Alternative Minimum Tax) - MBIA
              Insured

----
27

Portfolio of Investments
NUVEEN NORTH CAROLINA MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

   $     900 Charlotte, North Carolina, Airport Revenue Bonds, Series      7/14 at 100.00       AAA $        983,151
              2004A, 5.250%, 7/01/24 - MBIA Insured

         710 Piedmont Triad Airport Authority, North Carolina, Airport     7/09 at 101.00       AAA          778,437
              Revenue Bonds, Series 1999B, 6.000%, 7/01/21 (Alternative
              Minimum Tax) - FSA Insured

       2,750 Piedmont Triad Airport Authority, North Carolina, Airport     7/11 at 101.00       AAA        3,023,515
              Revenue Bonds, Series 2001A, 5.250%, 7/01/15 - FSA Insured

       2,445 Raleigh Durham Airport Authority, North Carolina, Airport     5/11 at 101.00       Aaa        2,677,715
              Revenue Bonds, Series 2001A, 5.250%, 11/01/19 - FGIC
              Insured

       2,760 Raleigh Durham Airport Authority, North Carolina, Airport     5/15 at 100.00       Aaa        2,929,436
              Revenue Bonds, Series 2005A, 5.000%, 5/01/30 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 6.2%

          85 Asheville Housing Development Corporation, North Carolina,   11/09 at 100.00    N/R***           98,864
              First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11
              (Pre-refunded to 11/01/09)

       3,000 Charlotte, North Carolina, Certificates of Participation,    12/10 at 101.00    AA+***        3,386,040
              Convention Facilities Project, Series 2000B,
              5.500%, 12/01/25 (Pre-refunded to 12/01/10)

       4,500 Charlotte, North Carolina, Water and Sewerage System          6/10 at 101.00       AAA        4,991,940
              Revenue Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded
              to 6/01/10)

         995 North Carolina Eastern Municipal Power Agency, Power System   7/05 at 100.00       AAA        1,269,172
              Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18

          20 North Carolina Medical Care Commission, Hospital Revenue        No Opt. Call       AAA           21,565
              Bonds, Memorial Mission Hospital, Series 1979A,
              7.625%, 10/01/08

             Pitt County, North Carolina, Certificates of Participation,
             Public Facilities Project, Series 1997A:
       1,250  5.550%, 4/01/12 (Pre-refunded to 4/01/07) - MBIA Insured     4/07 at 102.00       AAA        1,333,200
       1,000  5.850%, 4/01/17 (Pre-refunded to 4/01/07) - MBIA Insured     4/07 at 102.00       AAA        1,071,880

       1,750 University of North Carolina, Chapel Hill, Revenue Bonds,     2/06 at 102.00    AA-***        1,814,313
              Hospital System, Series 1996, 5.250%, 2/15/26
              (Pre-refunded to 2/15/06)
--------------------------------------------------------------------------------------------------------------------
             Utilities - 11.5%

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Refunding Bonds, Series 1993B:
       1,540  5.500%, 1/01/17 - FGIC Insured                               7/05 at 100.00       AAA        1,542,972
       5,300  6.000%, 1/01/18 - AMBAC Insured                                No Opt. Call       AAA        6,395,404

       5,000 North Carolina Eastern Municipal Power Agency, Power System   1/10 at 101.00       BBB        5,613,200
              Revenue Bonds, Series 1999D, 6.750%, 1/01/26

       4,165 North Carolina Municipal Power Agency 1, Catawba Electric     1/10 at 101.00        A3        4,679,128
              Revenue Bonds, Series 1999B, 6.500%, 1/01/20

       2,000 North Carolina Municipal Power Agency 1, Catawba Electric     1/13 at 100.00       AAA        2,211,640
              Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC
              Insured

       2,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA        2,175,820
              Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

             Shelby, North Carolina, Combined Enterprise System Revenue
             Bonds, Series 2004:
       1,035  5.000%, 5/01/20 - XLCA Insured                               5/14 at 100.00       AAA        1,116,382
         610  5.000%, 5/01/24 - XLCA Insured                               5/14 at 100.00       AAA          651,340

       1,500 Wake County Industrial Facilities and Pollution Control       2/12 at 101.00        A3        1,621,470
              Financing Authority, North Carolina, Revenue Refunding
              Bonds, Carolina Power and Light Company, Series 2002,
              5.375%, 2/01/17
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.3%

       1,280 Brunswick County, North Carolina, Enterprise System Revenue   4/14 at 100.00       AAA        1,423,885
              Bonds, Series 2004A, 5.250%, 4/01/23 - FSA Insured

       2,000 Charlotte, North Carolina, Water and Sewerage System          6/11 at 101.00       AAA        2,132,200
              Revenue Bonds, Series 2001, 5.125%, 6/01/26

       1,690 Greensboro, North Carolina, Combined Enterprise System        6/15 at 100.00       AA+        1,810,176
              Revenue Bonds, Series 2005A, 5.000%, 6/01/25

----
28

   Principal                                                               Optional Call                     Market
Amount (000) Description                                                     Provisions* Ratings**            Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

             Onslow County, North Carolina, Combined Enterprise System
             Revenue Bonds, Series 2004B:
   $     515  5.000%, 6/01/23 - XLCA Insured                              6/14 at 100.00       AAA $        552,198
       1,030  5.000%, 6/01/24 - XLCA Insured                              6/14 at 100.00       AAA        1,101,984

       1,000 Orange Water and Sewerage Authority, North Carolina, Water   7/14 at 100.00       AA+        1,112,500
              and Sewerage System Revenue Bonds, Series 2004A,
              5.250%, 7/01/20

       2,335 Raleigh, North Carolina, Combined Enterprise System Revenue  3/15 at 100.00       AAA        2,546,481
              Bonds, Series 2005, 5.000%, 3/01/21

       1,330 Union County, North Carolina, Enterprise System Revenue      6/13 at 100.00       AAA        1,407,685
              Bonds, Series 2003A, 5.000%, 6/01/29 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
   $ 210,695 Total Long-Term Investments (cost $207,495,485) - 97.7%                                    221,237,890
-------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.2%

         500 Puerto Rico Government Development Bank, Adjustable                               A-1          500,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 2.850%, 12/01/15 - MBIA Insured +
-------------------------------------------------------------------------------------------------------------------
   $     500 Total Short-Term Investments (cost $500,000)                                                   500,000
-------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $207,995,485) - 97.9%                                              221,737,890
             -----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.1%                                                         4,810,813
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $    226,548,703
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
29

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 2.0%

   $   7,000 Maury County Industrial Development Board, Tennessee,         9/05 at 101.00      Baa3 $      7,017,360
              Multi-Modal Interchangeable Rate Pollution Control Revenue
              Refunding Bonds, Saturn Corporation, Series 1994,
              6.500%, 9/01/24
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.4%

       1,245 South Fulton Industrial Development Board, Tennessee,        10/05 at 102.00      Baa3        1,278,914
              Revenue Bonds, Tyson Foods Inc., Series 1995,
              6.400%, 10/01/20 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 2.9%

       5,000 Metropolitan Government of Nashville-Davidson County Health     No Opt. Call       AAA        5,397,550
              and Educational Facilities Board, Tennessee, Vanderbilt
              University, Series 2005B-3, 5.000%, 10/01/44 (Mandatory
              put 4/01/10) - MBIA Insured

             Tennessee State School Bond Authority, Higher Educational
             Facilities Second Program Bonds, Series 2002A:
       2,155  5.125%, 5/01/22 - FSA Insured                                5/12 at 100.00       AAA        2,319,039
       2,000  5.125%, 5/01/27 - FSA Insured                                5/12 at 100.00       AAA        2,124,540
--------------------------------------------------------------------------------------------------------------------
             Energy - 1.3%

       4,000 Maury County Industrial Development Board, Tennessee, Solid   8/10 at 100.00      BBB+        4,325,480
              Waste Disposal Revenue Bonds, Occidental Petroleum
              Company, Series 2000B, 6.300%, 8/01/18 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.4%

       3,060 Blount County, Tennessee, Hospital Revenue Improvement        7/08 at 100.00      Baa1        3,089,804
              Bonds, Blount Memorial Hospital, Series 1998B,
              5.125%, 7/01/19

       7,465 Bristol Health and Educational Facilities Board, Tennessee,     No Opt. Call       AAA        8,544,514
              Hospital Revenue Refunding Bonds, Bristol Memorial
              Hospital, Series 1993, 6.750%, 9/01/10 - FGIC Insured

       4,030 Jackson, Tennessee, Hospital Revenue Refunding and           10/05 at 102.00       AAA        4,118,378
              Improvement Bonds, Jackson-Madison County General Hospital
              Project, Series 1995, 5.625%, 4/01/15 - AMBAC Insured

       1,000 Knox County Health, Educational and Housing Facilities          No Opt. Call       AAA        1,177,370
              Board, Tennessee, Hospital Revenue Bonds, Fort Sanders
              Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 -
              MBIA Insured

       3,675 Knox County Health, Educational and Housing Facilities        4/12 at 101.00      Baa3        3,895,978
              Board, Tennessee, Hospital Revenue Bonds, Baptist Health
              System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22

       6,195 Knox County Health, Educational and Housing Facilities        4/09 at 101.00      Baa1        6,434,870
              Board, Tennessee, Revenue Bonds, University Health System,
              Inc., Series 1999, 5.625%, 4/01/29

       4,000 Metropolitan Government of Nashville-Davidson County Health  11/10 at 101.00         A        4,454,760
              and Educational Facilities Board, Tennessee, Adventist
              Health System/Sunbelt Obligated Group, Series 2000,
              6.600%, 11/15/30

             Montgomery County Health, Educational and Housing Board,
             Tennessee, Hospital Revenue Refunding and Improvement
             Bonds, Clarksville Regional Health System, Series 1998:
       1,500  5.375%, 1/01/18                                              1/08 at 101.00      Baa2        1,538,700
       7,500  5.375%, 1/01/28                                              1/08 at 101.00      Baa2        7,595,250

       5,200 Shelby County Health, Educational and Housing Facilities      7/09 at 102.00       N/R        5,470,660
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research Foundation, Series 1999, 5.375%, 7/01/29

       3,750 Sullivan County Health, Educational and Housing Facilities    9/12 at 101.00      BBB+        4,160,550
              Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
              System, Series 2002, 6.250%, 9/01/22

             Sullivan County Health, Educational and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
             System, Series 2003:
       2,000  5.000%, 9/01/15 - RAAI Insured                               9/13 at 100.00        AA        2,141,120
       3,500  5.000%, 9/01/18 - RAAI Insured                               9/13 at 100.00        AA        3,703,315
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.5%

             Chattanooga Health, Educational and Housing Facilities
             Board, Tennessee, GNMA Collateralized Housing Revenue
             Bonds, Rainbow Creek Apartments Project, Series 1999:
         435  6.125%, 11/20/19 (Alternative Minimum Tax)                  11/09 at 102.00       AAA          465,785
       3,955  6.375%, 11/20/39 (Alternative Minimum Tax)                  11/09 at 102.00       AAA        4,222,279

       3,500 Franklin Industrial Development Board, Tennessee, Senior     10/06 at 102.00       AAA        3,630,130
              Multifamily Housing Revenue Bonds, Landings Apartments
              Project, Series 1996A, 6.000%, 10/01/26 - FSA Insured

----
30

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

             Metropolitan Government of Nashville-Davidson County Health
             and Educational Facilities Board, Tennessee, FHA-Insured
             Housing Revenue Bonds, Herman Street Apartments, Series
             1992:
   $     250  7.000%, 6/01/17                                              6/05 at 100.00       AAA $        252,772
         485  7.250%, 6/01/32                                              6/05 at 100.00       AAA          489,966

       3,485 Metropolitan Government of Nashville-Davidson County Health   3/10 at 102.00       Aaa        3,652,350
              and Educational Facilities Board, Tennessee, GNMA
              Collateralized Multifamily Housing Revenue Bonds,
              Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative
              Minimum Tax)

       2,720 Metropolitan Government of Nashville-Davidson County          1/10 at 102.00       Aaa        2,902,131
              Industrial Development Board, Tennessee, GNMA
              Collateralized Multifamily Housing Revenue Refunding
              Bonds, Valley Forge Apartments, Series 2000A,
              6.375%, 1/20/31
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 6.5%

          85 Hamilton County, Tennessee, GNMA Certificates Single Family   9/05 at 100.00       AAA           85,252
              Mortgage Revenue Bonds, Home Purchase and Rehabilitation
              Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum
              Tax)

       1,265 Tennessee Housing Development Agency, Homeownership Program   7/06 at 102.00        AA        1,277,561
              Bonds, Series 1996-4A, 6.375%, 7/01/22 (Alternative
              Minimum Tax)

         420 Tennessee Housing Development Agency, Homeownership Program   7/07 at 102.00        AA          433,894
              Bonds, Series 1996-3, 5.850%, 7/01/17 (Alternative Minimum
              Tax)

       3,675 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA        3,771,506
              Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum
              Tax)

       6,700 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA        6,926,058
              Remarketed Bonds, Series 1996- 5B, 5.375%, 7/01/23
              (Alternative Minimum Tax)

       1,590 Tennessee Housing Development Agency, Homeownership Program   1/09 at 101.00        AA        1,674,858
              Bonds, Series 1999-3, 6.000%, 1/01/20 (Alternative Minimum
              Tax)

       1,930 Tennessee Housing Development Agency, Homeownership Program   7/13 at 100.00        AA        1,997,222
              Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum
              Tax)

       5,885 Tennessee Housing Development Agency, Homeownership Program   7/11 at 100.00       AAA        6,106,511
              Bonds, Series 2002A, 5.400%, 7/01/32 (Alternative Minimum
              Tax) - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.8%

       2,510 Metropolitan Government of Nashville-Davidson County Health   2/08 at 102.00        AA        2,661,629
              and Educational Facilities Board, Tennessee, Health
              Facility Revenue Bonds, Richland Place Inc., Series 1998,
              5.500%, 5/01/23 - RAAI Insured
--------------------------------------------------------------------------------------------------------------------
             Materials - 4.4%

       3,000 Chattanooga Industrial Development Board, Tennessee,          7/05 at 102.00       AA-        3,081,180
              Pollution Control Revenue Bonds, E.I. du Pont de Nemours
              and Company, Series 1982A, 6.350%, 7/01/22

      12,000 Humphreys County Industrial Development Board, Tennessee,    11/05 at 101.00       AA-       12,234,720
              Solid Waste Disposal Facility Bonds, E.I. du Pont de
              Nemours and Company Project, Series 1994, 6.700%, 5/01/24
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.9%

       1,235 Columbia, Tennessee, General Obligation Sewer Bonds, Series  12/15 at 100.00       Aaa        1,335,084
              2005, 5.000%, 12/01/24 (WI, settling 6/15/05) - AMBAC
              Insured

             Dickson County, Tennessee, General Obligation Refunding
             Bonds, Series 2002:
       2,250  5.000%, 3/01/17 - FGIC Insured                               3/13 at 102.00       Aaa        2,475,248
       1,000  5.000%, 3/01/19 - FGIC Insured                               3/13 at 102.00       Aaa        1,093,020

       6,070 Knoxville, Tennessee, General Obligation Bonds, Series        5/12 at 100.00        AA        6,463,579
              2002A, 5.000%, 5/01/25

       1,000 Lincoln County, Tennessee, General Obligation Refunding         No Opt. Call       Aaa        1,149,590
              Bonds, Series 2001, 5.250%, 4/01/19 - FGIC Insured

       1,000 Marion County, Tennessee, General Obligation Rural School     4/11 at 100.00       Aaa        1,062,210
              Bonds, Series 2001, 5.000%, 4/01/24 - AMBAC Insured

       3,100 Memphis, Tennessee, General Improvement Bonds, Series 2002,  11/10 at 101.00        AA        3,368,770
              5.250%, 11/01/22

       4,655 Memphis, Tennessee, General Obligation Bonds, Series 2003,    5/11 at 101.00        AA        5,026,702
              5.000%, 5/01/20

----
31

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

   $     490 Memphis, Tennessee, General Improvement Bonds, Series        10/07 at 101.00        AA $        517,788
              1999A, 5.000%, 10/01/19

       3,450 Metropolitan Government of Nashville-Davidson County,         6/14 at 100.00        AA        3,886,563
              Tennessee, General Obligation Bonds, Series 2004,
              5.250%, 6/01/15

       6,000 Metropolitan Government of Nashville-Davidson County,         5/07 at 102.00        AA        6,231,840
              Tennessee, General Obligation Refunding Bonds, Series
              1997, 5.125%, 5/15/25

       2,600 Montgomery County, Tennessee, General Obligation Bonds,       5/14 at 102.00       Aaa        2,908,594
              Series 2004, 5.000%, 5/01/15 - FGIC Insured

       1,120 Overton County, Tennessee, General Obligation Bonds, Series     No Opt. Call       Aaa        1,239,930
              2004, 5.000%, 4/01/14 - MBIA Insured

             Putnam County, Tennessee, General Obligation School
             Refunding Bonds, Series 2001:
       1,000  5.250%, 4/01/18 - FGIC Insured                                 No Opt. Call       Aaa        1,144,490
       2,960  5.250%, 4/01/19 - FGIC Insured                                 No Opt. Call       Aaa        3,395,919
       2,645  5.250%, 4/01/20 - FGIC Insured                                 No Opt. Call       Aaa        3,045,770

       1,205 Roane County, Tennessee, General Obligation Rural School      5/14 at 100.00       Aaa        1,326,380
              Bonds, Series 2004, 5.000%, 5/01/16 - MBIA Insured

       1,645 Smith County, Tennessee, General Obligation Bonds, Series     4/15 at 102.00       Aaa        1,813,316
              2005, 5.000%, 4/01/20 - AMBAC Insured

       1,750 Sullivan County, Tennessee, General Obligation Bonds,         5/15 at 102.00       Aaa        1,957,813
              Series 2004, 5.000%, 5/01/17 - AMBAC Insured

       1,000 Williamson County, Tennessee, General Obligation Bonds,       3/13 at 102.00       Aa1        1,100,110
              Rural School, Series 2002, 5.000%, 3/01/17

       1,435 Williamson County, Tennessee, General Obligation Bonds,         No Opt. Call       Aa1        1,606,210
              Rural School, Series 2004, 5.000%, 4/01/18

       1,350 Williamson County, Tennessee, General Obligation Bonds,       5/15 at 100.00       Aa1        1,464,750
              Series 2004B, 5.000%, 5/01/22

       1,200 Williamson County, Tennessee, General Obligation Bonds,       5/15 at 100.00       Aa1        1,311,276
              Rural School, Series 2004B, 5.000%, 5/01/20
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 7.4%

       5,000 Chattanooga Industrial Development Board, Tennessee, Lease   10/10 at 100.00       AAA        5,451,600
              Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 -
              AMBAC Insured

       1,790 Coffee County Public Building Authority, Manchester,          6/13 at 100.00       Aaa        1,992,055
              Tennessee, General Obligation Local Government Improvement
              Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 - AMBAC Insured

      10,000 Memphis-Shelby County Sports Authority, Tennessee, Revenue   11/12 at 100.00       AAA       10,642,200
              Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 -
              AMBAC Insured

       4,000 Metropolitan Government of Nashville-Davidson County Health   6/09 at 100.00       AAA        4,124,120
              and Educational Facilities Board, Tennessee, Revenue
              Refunding and Improvement Bonds, Meharry Medical College,
              Series 1996, 5.000%, 12/01/24 - AMBAC Insured

       3,080 Metropolitan Government of Nashville-Davidson County,         7/14 at 100.00       AAA        3,370,228
              Tennessee, Public Improvement Revenue Bonds, Stadium
              Project, Series 2004, 5.000%, 7/01/17 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 0.8%

       2,700 Fayetteville, Tennessee, Revenue Bonds, Broadband             4/08 at 101.00       N/R        2,690,793
              Telecommunications Network, Series 2000, 6.500%, 4/01/20
--------------------------------------------------------------------------------------------------------------------
             Transportation - 3.8%

             Memphis-Shelby County Airport Authority, Tennessee, Airport
             Revenue Bonds, Series 1999D:
       4,000  6.000%, 3/01/24 (Alternative Minimum Tax) - AMBAC Insured    3/10 at 101.00       AAA        4,407,760
       1,640  6.125%, 3/01/25 (Alternative Minimum Tax) - AMBAC Insured    3/10 at 101.00       AAA        1,819,777

       3,710 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA        4,023,829
              Revenue Bonds, Series 2001A, 5.500%, 3/01/17 (Alternative
              Minimum Tax) - FSA Insured

       2,850 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/11 at 100.00       AAA        2,994,837
              Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 13.3%

       1,520 Clarksville, Tennessee, Water, Sewer, and Gas Revenue           No Opt. Call       AAA          983,835
              Refunding and Improvement Bonds, Series 1992,
              0.000%, 2/01/16 - MBIA Insured

----
32

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

             Johnson City Health and Educational Facilities Board,
             Tennessee, Hospital Revenue Refunding and Improvement
             Bonds, Johnson City Medical Center, Series 1998C:
   $   7,795  5.125%, 7/01/25 (Pre-refunded to 7/01/23) - MBIA Insured     7/23 at 100.00       AAA $      8,290,060
       2,265  5.125%, 7/01/25 - MBIA Insured                               1/09 at 101.00       AAA        2,408,850
       8,930  5.250%, 7/01/28 - MBIA Insured                               1/09 at 101.00       AAA        9,534,382

       2,005 Memphis, Tennessee, General Obligation Bonds, Series 2003,    5/11 at 101.00     AA***        2,216,066
              5.000%, 5/01/16 (Pre-refunded to 5/01/11)

         510 Memphis, Tennessee, General Improvement Bonds, Series        10/07 at 101.00     AA***          538,448
              1999A, 5.000%, 10/01/19 (Pre-refunded to 10/01/07)

             Metropolitan Government of Nashville-Davidson County,
             Tennessee, General Obligation Bonds, Residual Option Longs,
             Series 2001-II-R52:
       2,350  10.289%, 10/15/17 (Pre-refunded to 10/15/11) (IF)           10/11 at 100.00    AA-***        3,264,738
       2,480  9.528%, 10/15/18 (Pre-refunded to 10/15/11) (IF)            10/11 at 100.00    AA-***        3,338,998

      18,670 Metropolitan Government of Nashville-Davidson County Health     No Opt. Call       Aaa        8,976,163
              and Educational Facilities Board, Tennessee, Subordinate
              Lien Revenue Bonds, Volunteer Healthcare Systems Inc.,
              Series 1988, 0.000%, 6/01/21

       1,035 Metropolitan Government of Nashville-Davidson County Health  10/07 at 105.00    N/R***        1,207,990
              and Educational Facilities Board, Tennessee, Revenue
              Bonds, Mur-Ci Homes Inc., Series 1992A, 9.000%, 10/01/22
              (Pre-refunded to 10/01/07)

       3,000 Metropolitan Government of Nashville-Davidson County Health  11/09 at 101.00       AAA        3,388,230
              and Educational Facilities Board, Tennessee, Revenue
              Bonds, Ascension Health Credit Group, Series 1999A,
              6.000%, 11/15/30 (Pre- refunded to 11/15/09) - AMBAC
              Insured

       1,500 Metropolitan Government of Nashville-Davidson County,         7/06 at 101.00       AAA        1,560,840
              Tennessee, Public Improvement Revenue Bonds, Stadium
              Project, Series 1996, 5.750%, 7/01/26 (Pre-refunded to
              7/01/06) - AMBAC Insured

         245 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA          311,851
              Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 - AGC
              Insured
--------------------------------------------------------------------------------------------------------------------
             Utilities - 11.5%

       7,500 Clarksville, Tennessee, Water, Sewer, and Gas Revenue         2/11 at 100.00       Aaa        7,954,575
              Refunding and Improvement Bonds, Series 2001,
              5.000%, 2/01/22 - FSA Insured

       1,830 Clarksville, Tennessee, Water, Sewer and Gas Revenue            No Opt. Call       Aaa        2,079,026
              Refunding Bonds, Series 2002, 5.250%, 2/01/17 - FSA Insured

       1,100 Dickson, Tennessee, Electric System Revenue Bonds, Series     9/12 at 102.00       Aaa        1,210,341
              2002, 5.000%, 9/01/16 - FSA Insured

             Knoxville, Tennessee, Electric System Revenue Bonds, Series
             2001U:
       1,000  5.125%, 7/01/20                                              7/10 at 100.00        AA        1,065,690
       3,000  5.125%, 7/01/27                                              7/10 at 100.00        AA        3,135,210

             Memphis, Tennessee, Subordinate Lien Electric System
             Revenue Bonds, Series 2003A:
       2,000  5.000%, 12/01/14 - MBIA Insured                             12/13 at 100.00       AAA        2,195,480
       2,855  5.000%, 12/01/17 - MBIA Insured                             12/13 at 100.00       AAA        3,087,882

       7,800 Metropolitan Government of Nashville-Davidson County,           No Opt. Call       AAA        6,327,126
              Tennessee, Electric System Revenue Bonds, Series 1996A,
              0.000%, 5/15/11 - MBIA Insured

       3,000 Metropolitan Government of Nashville-Davidson County,         5/08 at 102.00        AA        3,197,880
              Tennessee, Electric System Revenue Bonds, Series 1998A,
              5.200%, 5/15/23

       9,000 Metropolitan Government of Nashville-Davidson County,         5/11 at 100.00        AA        9,481,500
              Tennessee, Electric System Revenue Bonds, Series 2001A,
              5.125%, 5/15/26
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.7%

       1,000 Dickson County Water Authority, Tennessee, Waterworks        12/12 at 100.00       Aaa        1,086,170
              System Revenue Bonds, Series 2002, 5.000%, 12/01/19 - FGIC
              Insured

             Harpeth Valley Utility District, Davidson and Williamson
             Counties, Tennessee, Revenue Bonds, Utility Improvements,
             Series 2004:
       1,175  5.000%, 9/01/19 - MBIA Insured                               9/14 at 100.00       Aaa        1,277,824
       1,225  5.000%, 9/01/20 - MBIA Insured                               9/14 at 100.00       Aaa        1,328,231

----
33

Portfolio of Investments
NUVEEN TENNESSEE MUNICIPAL BOND FUND (continued)
May 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

   $   1,840 Harpeth Valley Utility District, Davidson and Williamson      9/15 at 100.00       Aaa $      1,992,573
              Counties, Tennessee, Revenue Bonds, Series 2005,
              5.000%, 9/01/24 - MBIA Insured

       3,000 Madison Suburban Utility District, Tennessee, Water Revenue   2/08 at 100.00       AAA        3,125,520
              Refunding Bonds, Series 1995, 5.000%, 2/01/19 - MBIA
              Insured

       5,000 Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds,  10/12 at 100.00        AA        5,327,900
              Series 2002, 5.000%, 10/01/21

       1,000 Milcrofton Utility District, Williamson County, Tennessee,    2/06 at 102.00       N/R        1,002,830
              Junior Lien Waterworks Revenue Refunding Bonds, Series
              1996, 6.000%, 2/01/24

             Rutherford County Consolidated Utility District, Tennessee,
             Waterworks Revenue Bonds, Series 2004:
       1,295  5.000%, 2/01/20 - MBIA Insured                               2/14 at 102.00       Aaa        1,411,770
       1,300  5.000%, 2/01/22 - MBIA Insured                               2/14 at 100.00       Aaa        1,406,626

       1,220 South Blount County Utility District, Tennessee, Waterworks  12/12 at 100.00       Aaa        1,326,798
              Revenue Bonds, Series 2002, 5.000%, 12/01/17 - FGIC Insured

       2,000 White House Utility District, Robertson and Sumner            1/11 at 100.00       Aaa        2,106,200
              Counties, Tennessee, Water and Sewerage Revenue Refunding
              Bonds, Series 2001, 5.125%, 1/01/26 - FSA Insured

       1,500 Wilson County Water and Wastewater Authority, Tennessee,      3/08 at 102.00      Baa1        1,604,190
              Waterworks Revenue Refunding and Improvement Bonds, Series
              1993, 6.000%, 3/01/14
--------------------------------------------------------------------------------------------------------------------
   $ 330,040 Total Long-Term Investments (cost $319,340,816) - 98.6%                                     339,847,900
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.4%

       1,300 Puerto Rico Government Development Bank, Adjustable                                A-1        1,300,000
              Refunding Bonds, Variable Rate Obligations, Series 1985,
              2.850%, 12/01/15 - MBIA Insured +
--------------------------------------------------------------------------------------------------------------------
   $   1,300 Total Short-Term Investments (cost $1,300,000)                                                1,300,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $320,640,816) - 99.0%                                               341,147,900
             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.0%                                                          3,599,931
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    344,747,831
             -------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
34

Statement of Assets and Liabilities
May 31, 2005

                                               Georgia     Louisiana North Carolina      Tennessee
--------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost
 $148,745,146,
 $112,689,755, $207,995,485 and
 $320,640,816, respectively)             $159,987,206  $119,126,250    $221,737,890  $341,147,900
Cash                                          637,568       363,404       1,224,279     1,891,178
Receivables:
 Interest                                   2,699,083     1,769,121       3,532,217     4,028,855
 Investments sold                              31,169     1,490,000         612,000        10,000
 Shares sold                                  277,730        34,896         578,628       595,144
Other assets                                      340           249             572        20,642
--------------------------------------------------------------------------------------------------
   Total assets                           163,633,096   122,783,920     227,685,586   347,693,719
--------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                             --     3,470,453              --     1,328,977
 Shares redeemed                               30,400       106,835         153,048       135,063
Accrued expenses:
 Management fees                               73,939        54,364         102,399       154,156
 12b-1 distribution and service fees           50,117        37,369          63,943        91,533
 Other                                         50,103        33,523          63,807       104,067
Dividends payable                             553,058       386,161         753,686     1,132,092
--------------------------------------------------------------------------------------------------
   Total liabilities                          757,617     4,088,705       1,136,883     2,945,888
--------------------------------------------------------------------------------------------------
Net assets                               $162,875,479  $118,695,215    $226,548,703  $344,747,831
--------------------------------------------------------------------------------------------------
Class A Shares
Net assets                               $115,350,926  $ 87,348,049    $174,514,672  $276,605,641
Shares outstanding                         10,199,369     7,583,448      16,285,339    23,988,137
Net asset value per share                $      11.31  $      11.52    $      10.72  $      11.53
Offering price per share (net asset
 value per share plus maximum sales
 charge of 4.20% of offering price)      $      11.81  $      12.03    $      11.19  $      12.04
--------------------------------------------------------------------------------------------------
Class B Shares
Net assets                               $ 16,776,343  $ 17,053,410    $ 21,145,532  $ 20,965,512
Shares outstanding                          1,479,883     1,481,706       1,969,856     1,816,226
Net asset value and offering price per
 share                                   $      11.34  $      11.51    $      10.73  $      11.54
--------------------------------------------------------------------------------------------------
Class C Shares
Net assets                               $ 27,257,141  $ 13,984,976    $ 27,697,833  $ 44,781,892
Shares outstanding                          2,415,498     1,216,841       2,585,318     3,883,150
Net asset value and offering price per
 share                                   $      11.28  $      11.49    $      10.71  $      11.53
--------------------------------------------------------------------------------------------------
Class R Shares
Net assets                               $  3,491,069  $    308,780    $  3,190,666  $  2,394,786
Shares outstanding                            309,327        26,676         297,139       207,645
Net asset value and offering price per
 share                                   $      11.29  $      11.58    $      10.74  $      11.53
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------
Capital paid-in                          $151,558,482  $112,002,757    $212,006,147  $324,208,625
Undistributed (Over-distribution of)
 net investment income                       (218,797)     (111,167)       (247,016)     (502,170)
Accumulated net realized gain from
 investments                                  293,734       367,130       1,047,167       534,292
Net unrealized appreciation of
 investments                               11,242,060     6,436,495      13,742,405    20,507,084
--------------------------------------------------------------------------------------------------
Net assets                               $162,875,479  $118,695,215    $226,548,703  $344,747,831
--------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
35

Statement of Operations
Year Ended May 31, 2005

                                              Georgia   Louisiana North Carolina     Tennessee
----------------------------------------------------------------------------------------------
Investment Income                        $ 8,122,109  $5,998,905     $11,092,725  $17,171,535
----------------------------------------------------------------------------------------------
Expenses
Management fees                              864,166     631,067       1,191,110    1,802,292
12b-1 service fees - Class A                 227,839     167,687         341,015      544,369
12b-1 distribution and service fees -
 Class B                                     163,334     170,924         202,027      202,969
12b-1 distribution and service fees -
 Class C                                     190,504     104,337         197,556      319,436
Shareholders' servicing agent fees and
 expenses                                     79,906      52,149         105,997      149,656
Custodian's fees and expenses                 50,182      43,989          64,130       92,049
Trustees' fees and expenses                    3,642       2,658           5,878        7,901
Professional fees                             13,476      11,861          16,409       22,307
Shareholders' reports - printing and
 mailing expenses                             27,588      14,176          35,149       47,140
Federal and state registration fees            4,345       3,539           4,421        6,600
Other expenses                                 6,525       5,453           8,378       12,660
----------------------------------------------------------------------------------------------
Total expenses before custodian fee
 credit                                    1,631,507   1,207,840       2,172,070    3,207,379
 Custodian fee credit                        (10,692)    (10,722)        (16,779)     (12,328)
----------------------------------------------------------------------------------------------
Net expenses                               1,620,815   1,197,118       2,155,291    3,195,051
----------------------------------------------------------------------------------------------
Net investment income                      6,501,294   4,801,787       8,937,434   13,976,484
----------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments           479,977   1,081,773       1,167,506    1,096,842
Net change in unrealized appreciation
 (depreciation) of investments             6,430,042   3,095,714       6,177,376   11,082,936
----------------------------------------------------------------------------------------------
Net realized and unrealized gain           6,910,019   4,177,487       7,344,882   12,179,778
----------------------------------------------------------------------------------------------
Net increase in net assets from
 operations                              $13,411,313  $8,979,274     $16,282,316  $26,156,262
----------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
36

Statement of Changes in Net Assets

                                                   Georgia                    Louisiana
                                         --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/05       5/31/04       5/31/05       5/31/04
------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  6,501,294  $  6,966,492  $  4,801,787  $  5,225,598
Net realized gain (loss) from
 investments                                  479,977      (169,575)    1,081,773     1,276,475
Net change in unrealized appreciation
 (depreciation) of investments              6,430,042    (7,496,320)    3,095,714    (8,791,877)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           13,411,313      (699,403)    8,979,274    (2,289,804)
------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (4,922,826)   (4,973,949)   (3,640,256)   (3,802,993)
 Class B                                     (612,136)     (692,266)     (650,371)     (777,362)
 Class C                                     (958,043)   (1,046,305)     (531,627)     (639,899)
 Class R                                     (142,013)     (129,712)      (12,376)       (7,427)
From accumulated net realized gains
 from investments:
 Class A                                           --            --            --            --
 Class B                                           --            --            --            --
 Class C                                           --            --            --            --
 Class R                                           --            --            --            --
------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (6,635,018)   (6,842,232)   (4,834,630)   (5,227,681)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares               17,840,348    19,422,497    12,978,064     9,536,206
Proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              2,768,129     2,672,207     1,716,528     1,840,802
------------------------------------------------------------------------------------------------
                                           20,608,477    22,094,704    14,694,592    11,377,008
Cost of shares redeemed                   (21,428,595)  (27,786,678)  (14,815,384)  (25,907,606)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                (820,118)   (5,691,974)     (120,792)  (14,530,598)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       5,956,177   (13,233,609)    4,023,852   (22,048,083)
Net assets at the beginning of year       156,919,302   170,152,911   114,671,363   136,719,446
------------------------------------------------------------------------------------------------
Net assets at the end of year            $162,875,479  $156,919,302  $118,695,215  $114,671,363
------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $   (218,797) $    (83,217) $   (111,167) $    (75,244)
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
37

                                                                                    North Carolina
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/05       5/31/04
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  8,937,434  $  9,294,072
Net realized gain (loss) from investments                                        1,167,506       345,135
Net change in unrealized appreciation (depreciation) of investments              6,177,376   (11,013,083)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           16,282,316    (1,373,876)
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (7,201,323)   (7,354,679)
  Class B                                                                         (733,443)     (833,299)
  Class C                                                                         (959,993)     (988,015)
  Class R                                                                         (134,741)     (114,976)
From accumulated net realized gains from investments:
  Class A                                                                          (21,693)           --
  Class B                                                                           (2,694)           --
  Class C                                                                           (3,281)           --
  Class R                                                                             (407)           --
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (9,057,575)   (9,290,969)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                    21,567,958    26,831,432
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                4,446,725     4,560,984
----------------------------------------------------------------------------------------------------------
                                                                                26,014,683    31,392,416
Cost of shares redeemed                                                        (23,881,632)  (33,547,606)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               2,133,051    (2,155,190)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            9,357,792   (12,820,035)
Net assets at the beginning of year                                            217,190,911   230,010,946
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $226,548,703  $217,190,911
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (247,016) $   (108,172)
----------------------------------------------------------------------------------------------------------

                                                                                       Tennessee
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    5/31/05       5/31/04
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 13,976,484  $ 15,006,645
Net realized gain (loss) from investments                                        1,096,842        70,428
Net change in unrealized appreciation (depreciation) of investments             11,082,936   (16,605,150)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           26,156,262    (1,528,077)
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                      (11,785,551)  (12,539,770)
  Class B                                                                         (768,508)     (871,306)
  Class C                                                                       (1,618,568)   (1,690,914)
  Class R                                                                          (94,688)      (73,401)
From accumulated net realized gains from investments:
  Class A                                                                         (515,139)     (102,022)
  Class B                                                                          (40,775)       (8,594)
  Class C                                                                          (80,370)      (15,403)
  Class R                                                                           (3,735)         (595)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (14,907,334)  (15,302,005)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                    27,414,643    40,262,273
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                6,069,501     6,014,912
---------------------------------------------------------------------------------------------------------
                                                                                33,484,144    46,277,185
Cost of shares redeemed                                                        (35,705,285)  (40,785,767)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              (2,221,141)    5,491,418
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            9,027,787   (11,338,664)
Net assets at the beginning of year                                            335,720,044   347,058,708
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $344,747,831  $335,720,044
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (502,170) $   (209,482)
---------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
38

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Georgia Municipal Bond Fund ("Georgia"), Nuveen Louisiana Municipal Bond Fund ("Louisiana"), Nuveen North Carolina Municipal Bond Fund ("North Carolina") and Nuveen Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2005, Louisiana and Tennessee had outstanding when-issued purchase commitments of $3,470,453 and $1,328,977, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An


----
39
investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2005, Tennessee invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Georgia, Louisiana and North Carolina did not invest in any such instruments during the fiscal year ended May 31, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
40

2. Fund Shares

Transactions in Fund shares were as follows:

                                            Georgia
                      ---------------------------------------------------
                              Year Ended                                            Year Ended
                               5/31/05                                                5/31/04
                      -------------------------                              ------------------------
                            Shares        Amount                                  Shares        Amount
     -------------------------------------------------------------------------------------------------
     Shares
      sold:
      Class A             939,759  $ 10,485,533                               1,105,938  $ 12,265,159
      Class B              70,699       788,785                                 149,168     1,651,984
      Class C             537,057     5,967,180                                 489,417     5,429,775
      Class R              54,048       598,850                                   6,817        75,579
     Shares
      issued
      to
      shareholders
      due to
      reinvestment of
      distributions:
      Class A             190,644     2,114,691                                 177,516     1,967,120
      Class B              20,393       226,554                                  24,904       276,489
      Class C              29,321       324,636                                  30,061       332,398
      Class R               9,233       102,248                                   8,701        96,200
     -------------------------------------------------------------------------------------------------
                        1,851,154    20,608,477                               1,992,522    22,094,704
     -------------------------------------------------------------------------------------------------
     Shares
      redeemed:
      Class A         (1,276,057)   (14,195,819)                             (1,372,927)  (15,187,975)
      Class B           (244,500)    (2,710,065)                               (338,840)   (3,733,858)
      Class C           (397,704)    (4,397,838)                               (781,344)   (8,554,903)
      Class R            (11,255)      (124,873)                                (28,300)     (309,942)
     -------------------------------------------------------------------------------------------------
                       (1,929,516)  (21,428,595)                             (2,521,411)  (27,786,678)
     -------------------------------------------------------------------------------------------------
     Net
      increase
      (decrease)          (78,362) $   (820,118)                               (528,889) $ (5,691,974)
     -------------------------------------------------------------------------------------------------

                                           Louisiana
                      ---------------------------------------------------
                              Year Ended                                            Year Ended
                               5/31/05                                                5/31/04
                      -------------------------                              ------------------------
                            Shares        Amount                                  Shares        Amount
     -------------------------------------------------------------------------------------------------
     Shares
      sold:
      Class A             894,714  $ 10,209,040                                 640,071  $  7,371,305
      Class A
        -
        automatic
        conversion
        of
        Class
        B
        shares              7,547        86,265                                      --            --
      Class B              24,597       279,296                                  68,969       789,580
      Class C             202,831     2,305,485                                 112,948     1,291,321
      Class R               8,589        97,978                                   7,233        84,000
     Shares
      issued
      to
      shareholders
      due to
      reinvestment of
      distributions:
      Class A             116,444     1,320,750                                 116,888     1,333,139
      Class B              18,243       206,672                                  23,005       262,391
      Class C              15,739       177,920                                  20,910       238,176
      Class R                 981        11,186                                     619         7,096
     -------------------------------------------------------------------------------------------------
                        1,289,685    14,694,592                                 990,643    11,377,008
     -------------------------------------------------------------------------------------------------
     Shares
      redeemed:
      Class A            (743,496)   (8,412,603)                             (1,487,947)  (16,853,677)
      Class B            (265,886)   (3,004,774)                               (350,682)   (3,952,768)
      Class B
        -
        automatic
        conversion
        to
        Class
        A
        shares             (7,554)      (86,265)                                     --            --
      Class C            (290,682)   (3,286,527)                               (451,878)   (5,098,661)
      Class R              (2,183)      (25,215)                                   (211)       (2,500)
     -------------------------------------------------------------------------------------------------
                       (1,309,801)  (14,815,384)                             (2,290,718)  (25,907,606)
     -------------------------------------------------------------------------------------------------
     Net
      increase
      (decrease)          (20,116) $   (120,792)                             (1,300,075) $(14,530,598)
     -------------------------------------------------------------------------------------------------


----
41

                                         North Carolina
                       --------------------------------------------------
                              Year Ended                Year Ended
                                5/31/05                   5/31/04
                       ------------------------  ------------------------
                            Shares        Amount      Shares        Amount
      --------------------------------------------------------------------
      Shares
       sold:
       Class A          1,487,460  $ 15,786,020   1,834,596  $ 19,461,768
       Class A
         -
         automatic
         conversion
         of
         Class
         B
         shares             3,864        41,192          --            --
       Class B             99,759     1,051,834     183,712     1,958,659
       Class C            407,004     4,323,139     441,320     4,711,452
       Class R             34,516       365,773      65,717       699,553
      Shares
       issued
       to
       shareholders
       due to
       reinvestment of
       distributions:
       Class A            343,405     3,628,302     347,101     3,683,752
       Class B             29,337       310,359      33,362       354,635
       Class C             41,214       435,273      42,610       451,840
       Class R              6,876        72,791       6,658        70,757
      --------------------------------------------------------------------
                        2,453,435    26,014,683   2,955,076    31,392,416
      --------------------------------------------------------------------
      Shares
       redeemed:
       Class A         (1,729,064)  (18,230,248) (2,175,808)  (22,928,994)
       Class B           (185,232)   (1,960,284)   (488,123)   (5,164,044)
       Class B
         -
         automatic
         conversion
         to
         Class
         A
         shares            (3,857)      (41,192)         --            --
       Class C           (331,247)   (3,498,864)   (492,085)   (5,158,963)
       Class R           (14,114)      (151,044)    (28,105)     (295,605)
      --------------------------------------------------------------------
                       (2,263,514)  (23,881,632) (3,184,121)  (33,547,606)
      --------------------------------------------------------------------
      Net
       increase
       (decrease)         189,921  $  2,133,051    (229,045) $ (2,155,190)
      --------------------------------------------------------------------

                                                                         Tennessee
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             5/31/05                   5/31/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,701,099 $ 19,437,332   2,538,195  $ 28,989,395
  Class A - automatic conversion of Class B shares       16,668      190,777          --            --
  Class B                                                91,275    1,044,667     303,895     3,476,476
  Class C                                               544,216    6,228,957     591,894     6,775,519
  Class R                                                44,842      512,910      90,047     1,020,883
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               444,886    5,061,530     441,130     5,033,052
  Class B                                                36,424      415,092      35,917       410,227
  Class C                                                46,991      534,850      47,177       538,658
  Class R                                                 5,093       58,029       2,888        32,975
-------------------------------------------------------------------------------------------------------
                                                      2,931,494   33,484,144   4,051,143    46,277,185
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,413,597)  (27,427,110) (2,673,059)  (30,378,064)
  Class B                                             (252,434)   (2,873,075)   (331,037)   (3,749,342)
  Class B - automatic conversion to Class A shares     (16,639)     (190,777)         --            --
  Class C                                             (425,776)   (4,848,145)   (577,794)   (6,574,250)
  Class R                                              (32,015)     (366,178)     (7,455)      (84,111)
-------------------------------------------------------------------------------------------------------
                                                    (3,140,461)  (35,705,285) (3,589,345)  (40,785,767)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (208,967) $ (2,221,141)    461,798  $  5,491,418
-------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2005, were as follows:

                             Georgia   Louisiana North Carolina   Tennessee
    -----------------------------------------------------------------------
    Purchases            $15,630,335 $27,070,399    $39,805,222 $32,577,608
    Sales and maturities  16,017,197  25,069,269     42,182,065  31,508,682
    -----------------------------------------------------------------------


----
42

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2005, the cost of investments was as follows:

                         Georgia    Louisiana North Carolina    Tennessee
-------------------------------------------------------------------------
Cost of investments $148,743,873 $112,665,124   $207,894,057 $320,533,313
-------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2005, were as follows:

                                               Georgia   Louisiana North Carolina     Tennessee
-----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $11,456,271 $6,690,151     $13,862,836  $20,875,250
  Depreciation                               (212,938)   (229,025)        (19,003)    (260,663)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $11,243,333 $6,461,126     $13,843,833  $20,614,587
-----------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2005, were as follows:

                                          Georgia  Louisiana North Carolina Tennessee
-------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $333,048  $235,446     $  405,241  $522,420
Undistributed net ordinary income**             --    14,893             --        --
Undistributed net long-term capital gains  293,734   367,130      1,047,166   534,292
-------------------------------------------------------------------------------------

*Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2005, paid on June 1, 2005.
**Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004, was designated for purposes of the dividends paid deduction as follows:

2005                                              Georgia  Louisiana North Carolina   Tennessee
-----------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $6,633,594 $4,855,404     $9,036,501 $14,327,081
Distributions from net ordinary income**               --     13,213         19,926      59,166
Distributions from net long-term capital gains         --         --         28,075     627,162
-----------------------------------------------------------------------------------------------

2004                                              Georgia  Louisiana North Carolina   Tennessee
-----------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $6,868,254 $5,271,316     $9,285,456 $15,220,220
Distributions from net ordinary income**               --         --             --         528
Distributions from net long-term capital gains         --         --             --     126,614
-----------------------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying


----
43
management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of June 30, 2005, the complex-level fee rate was .1900%; that is the funds' effective management fees were reduced by approximately .0100%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
44

During the fiscal year ended May 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Georgia Louisiana North Carolina Tennessee
----------------------------------------------------------------------------------
Sales charges collected (unaudited)    $203,228  $149,425       $175,727  $494,367
Paid to authorized dealers (unaudited)  173,547   136,712        151,170   427,065
----------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                   Georgia Louisiana North Carolina Tennessee
   --------------------------------------------------------------------------
   Commission advances (unaudited) $92,684   $90,754        $81,424  $123,427
   --------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                   Georgia Louisiana North Carolina Tennessee
  ---------------------------------------------------------------------------
  12b-1 fees retained (unaudited) $179,849  $147,789       $190,223  $197,337
  ---------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2005, as follows:

                                Georgia Louisiana North Carolina Tennessee
      --------------------------------------------------------------------
      CDSC retained (unaudited) $49,065   $22,147        $26,059   $32,238
      --------------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event - Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2005, to shareholders of record on June 9, 2005, as follows:

                             Georgia Louisiana North Carolina Tennessee
         --------------------------------------------------------------
         Dividend per share:
           Class A            $.0400    $.0390         $.0370    $.0390
           Class B             .0330     .0320          .0300     .0320
           Class C             .0350     .0340          .0320     .0340
           Class R             .0420     .0410          .0385     .0410
         --------------------------------------------------------------


----
45

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    --------


GEORGIA




                                      Net
           Beginning       Net  Realized/             Net                  Ending              Ending
                 Net   Invest- Unrealized         Invest-                     Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
------------------------------------------------------------------------------------------------------
Class A (3/86)
  2005        $10.84      $.47      $ .48  $ .95    $(.48)   $  --  $(.48) $11.31      8.92% $115,351
  2004         11.34       .49       (.51)  (.02)    (.48)      --   (.48)  10.84      (.17)  112,106
  2003         10.74       .49        .64   1.13     (.49)    (.04)  (.53)  11.34     10.78   118,307
  2002         10.66       .52        .08    .60     (.52)      --   (.52)  10.74      5.71   113,054
  2001         10.01       .53        .64   1.17     (.52)      --   (.52)  10.66     11.90   107,606
Class B (2/97)
  2005         10.86       .39        .49    .88     (.40)      --   (.40)  11.34      8.19    16,776
  2004         11.36       .41       (.51)  (.10)    (.40)      --   (.40)  10.86      (.92)   17,738
  2003         10.76       .41        .64   1.05     (.41)    (.04)  (.45)  11.36      9.92    20,425
  2002         10.67       .44        .09    .53     (.44)      --   (.44)  10.76      4.91    17,341
  2001         10.02       .45        .65   1.10     (.45)      --   (.45)  10.67     11.17    15,392
Class C (1/94)
  2005         10.81       .41        .48    .89     (.42)      --   (.42)  11.28      8.36    27,257
  2004         11.31       .43       (.51)  (.08)    (.42)      --   (.42)  10.81      (.71)   24,293
  2003         10.73       .43        .62   1.05     (.43)    (.04)  (.47)  11.31     10.00    28,367
  2002         10.64       .46        .09    .55     (.46)      --   (.46)  10.73      5.24    25,016
  2001          9.99       .47        .64   1.11     (.46)      --   (.46)  10.64     11.29    19,497
Class R (2/97)
  2005         10.81       .49        .49    .98     (.50)      --   (.50)  11.29      9.24     3,491
  2004         11.31       .51       (.51)    --     (.50)      --   (.50)  10.81      (.01)    2,782
  2003         10.71       .51        .64   1.15     (.51)    (.04)  (.55)  11.31     10.99     3,054
  2002         10.63       .52        .10    .62     (.54)      --   (.54)  10.71      5.91     2,788
  2001          9.98       .55        .64   1.19     (.54)      --   (.54)  10.63     12.13     1,119
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
GEORGIA    -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (3/86)
  2005          .86%    4.23%      .86%    4.23%      .85%    4.24%        10%
  2004          .86     4.41       .86     4.41       .85     4.41         19
  2003          .88     4.43       .88     4.43       .87     4.44         15
  2002          .91     4.77       .91     4.77       .89     4.79         41
  2001          .94     5.04       .94     5.04       .94     5.04         14
Class B (2/97)
  2005         1.61     3.48      1.61     3.48      1.60     3.49         10
  2004         1.61     3.66      1.61     3.66      1.60     3.66         19
  2003         1.63     3.68      1.63     3.68      1.62     3.70         15
  2002         1.66     4.02      1.66     4.02      1.64     4.03         41
  2001         1.70     4.28      1.70     4.28      1.69     4.28         14
Class C (1/94)
  2005         1.41     3.68      1.41     3.68      1.40     3.68         10
  2004         1.41     3.86      1.41     3.86      1.40     3.86         19
  2003         1.43     3.88      1.43     3.88      1.42     3.89         15
  2002         1.46     4.22      1.46     4.22      1.45     4.23         41
  2001         1.49     4.49      1.49     4.49      1.49     4.49         14
Class R (2/97)
  2005          .66     4.42       .66     4.42       .65     4.43         10
  2004          .66     4.61       .66     4.61       .65     4.61         19
  2003          .68     4.63       .68     4.63       .67     4.65         15
  2002          .72     4.92       .72     4.92       .71     4.93         41
  2001          .76     5.22       .76     5.22       .75     5.22         14
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
46

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    -------


LOUISIANA




                                      Net
           Beginning       Net  Realized/             Net                 Ending             Ending
                 Net   Invest- Unrealized         Invest-                    Net                Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total   Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------
Class A (9/89)
  2005        $11.11      $.49      $ .41  $ .90    $(.49)    $ -- $(.49) $11.52      8.28% $87,348
  2004         11.76       .51       (.66)  (.15)    (.50)      --  (.50)  11.11     (1.25)  81,164
  2003         11.15       .52        .62   1.14     (.53)      --  (.53)  11.76     10.45   94,545
  2002         11.06       .54        .09    .63     (.54)      --  (.54)  11.15      5.78   89,435
  2001         10.27       .55        .78   1.33     (.54)      --  (.54)  11.06     13.20   84,424
Class B (2/97)
  2005         11.10       .41        .41    .82     (.41)      --  (.41)  11.51      7.49   17,053
  2004         11.75       .42       (.65)  (.23)    (.42)      --  (.42)  11.10     (2.06)  19,004
  2003         11.14       .43        .62   1.05     (.44)      --  (.44)  11.75      9.74   23,169
  2002         11.05       .46        .09    .55     (.46)      --  (.46)  11.14      5.00   22,011
  2001         10.27       .47        .78   1.25     (.47)      --  (.47)  11.05     12.29   20,753
Class C (2/94)
  2005         11.08       .43        .41    .84     (.43)      --  (.43)  11.49      7.73   13,985
  2004         11.74       .44       (.66)  (.22)    (.44)      --  (.44)  11.08     (1.86)  14,287
  2003         11.13       .46        .62   1.08     (.47)      --  (.47)  11.74      9.89   18,868
  2002         11.04       .48        .09    .57     (.48)      --  (.48)  11.13      5.22   20,909
  2001         10.26       .49        .77   1.26     (.48)      --  (.48)  11.04     12.49   19,887
Class R (2/97)
  2005         11.16       .51        .43    .94     (.52)      --  (.52)  11.58      8.56      309
  2004         11.82       .53       (.66)  (.13)    (.53)      --  (.53)  11.16     (1.12)     215
  2003         11.16       .54        .67   1.21     (.55)      --  (.55)  11.82     11.12      138
  2002         11.06       .57        .09    .66     (.56)      --  (.56)  11.16      6.09       65
  2001         10.27       .57        .79   1.36     (.57)      --  (.57)  11.06     13.42      656
----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
LOUISIANA                      -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (9/89)
  2005          .86%    4.31%      .86%    4.31%      .85%    4.32%        22%
  2004          .87     4.43       .87     4.43       .86     4.44         12
  2003          .87     4.54       .87     4.54       .86     4.55         11
  2002          .87     4.82       .87     4.82       .86     4.83         13
  2001          .88     5.07       .88     5.07       .87     5.08         18
Class B (2/97)
  2005         1.61     3.56      1.61     3.56      1.60     3.57         22
  2004         1.62     3.68      1.62     3.68      1.61     3.69         12
  2003         1.62     3.79      1.62     3.79      1.61     3.80         11
  2002         1.62     4.07      1.62     4.07      1.61     4.08         13
  2001         1.63     4.32      1.63     4.32      1.62     4.33         18
Class C (2/94)
  2005         1.41     3.76      1.41     3.76      1.40     3.77         22
  2004         1.42     3.88      1.42     3.88      1.41     3.89         12
  2003         1.42     3.99      1.42     3.99      1.41     4.00         11
  2002         1.42     4.27      1.42     4.27      1.41     4.28         13
  2001         1.43     4.52      1.43     4.52      1.42     4.53         18
Class R (2/97)
  2005          .66     4.50       .66     4.50       .65     4.51         22
  2004          .67     4.63       .67     4.63       .66     4.63         12
  2003          .67     4.73       .67     4.73       .66     4.74         11
  2002          .68     5.07       .68     5.07       .67     5.08         13
  2001          .69     5.28       .69     5.28       .68     5.29         18
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
47

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    --------


NORTH CAROLINA




                                      Net
           Beginning       Net  Realized/             Net                 Ending              Ending
                 Net   Invest- Unrealized         Invest-                    Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital         Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (3/86)
  2005        $10.37      $.44      $ .36  $ .80    $(.45)     $-- $(.45) $10.72      7.83% $174,515
  2004         10.86       .46       (.49)  (.03)    (.46)      --  (.46)  10.37      (.31)  167,738
  2003         10.24       .46        .62   1.08     (.46)      --  (.46)  10.86     10.82   175,654
  2002         10.15       .48        .10    .58     (.49)      --  (.49)  10.24      5.81   162,422
  2001          9.49       .50        .66   1.16     (.50)      --  (.50)  10.15     12.41   160,578
Class B (2/97)
  2005         10.38       .36        .36    .72     (.37)      --  (.37)  10.73      7.00    21,146
  2004         10.88       .38       (.50)  (.12)    (.38)      --  (.38)  10.38     (1.13)   21,075
  2003         10.26       .38        .63   1.01     (.39)      --  (.39)  10.88      9.99    25,027
  2002         10.16       .41        .10    .51     (.41)      --  (.41)  10.26      5.11    21,404
  2001          9.51       .42        .66   1.08     (.43)      --  (.43)  10.16     11.46    16,626
Class C (10/93)
  2005         10.36       .38        .36    .74     (.39)      --  (.39)  10.71      7.23    27,698
  2004         10.85       .40       (.49)  (.09)    (.40)      --  (.40)  10.36      (.88)   25,576
  2003         10.23       .40        .62   1.02     (.40)      --  (.40)  10.85     10.21    26,876
  2002         10.14       .43        .09    .52     (.43)      --  (.43)  10.23      5.20    22,077
  2001          9.48       .44        .66   1.10     (.44)      --  (.44)  10.14     11.80    18,238
Class R (2/97)
  2005         10.38       .46        .37    .83     (.47)      --  (.47)  10.74      8.11     3,191
  2004         10.87       .48       (.50)  (.02)    (.47)      --  (.47)  10.38      (.14)    2,802
  2003         10.25       .48        .62   1.10     (.48)      --  (.48)  10.87     11.00     2,453
  2002         10.16       .50        .10    .60     (.51)      --  (.51)  10.25      5.99     1,691
  2001          9.50       .52        .66   1.18     (.52)      --  (.52)  10.16     12.60     1,658
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
NORTH CAROLINA       -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (3/86)
  2005          .85%    4.17%      .85%    4.17%      .84%    4.18%        18%
  2004          .86     4.30       .86     4.30       .85     4.31         16
  2003          .86     4.37       .86     4.37       .85     4.38         17
  2002          .90     4.71       .90     4.71       .90     4.71         15
  2001          .95     4.96       .95     4.96       .94     4.97         12
Class B (2/97)
  2005         1.60     3.42      1.60     3.42      1.59     3.43         18
  2004         1.61     3.55      1.61     3.55      1.60     3.56         16
  2003         1.61     3.62      1.61     3.62      1.60     3.63         17
  2002         1.66     3.96      1.66     3.96      1.65     3.96         15
  2001         1.70     4.20      1.70     4.20      1.69     4.21         12
Class C (10/93)
  2005         1.40     3.62      1.40     3.62      1.39     3.62         18
  2004         1.41     3.75      1.41     3.75      1.40     3.76         16
  2003         1.41     3.82      1.41     3.82      1.40     3.83         17
  2002         1.46     4.16      1.46     4.16      1.45     4.16         15
  2001         1.50     4.41      1.50     4.41      1.49     4.42         12
Class R (2/97)
  2005          .65     4.36       .65     4.36       .64     4.37         18
  2004          .66     4.50       .66     4.50       .65     4.51         16
  2003          .66     4.57       .66     4.57       .65     4.58         17
  2002          .70     4.90       .70     4.90       .70     4.91         15
  2001          .75     5.16       .75     5.16       .74     5.17         12
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
48

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     --------


TENNESSEE




                                      Net
           Beginning       Net  Realized/             Net                   Ending              Ending
                 Net   Invest- Unrealized         Invest-                      Net                 Net
Year Ended     Asset      ment       Gain            ment  Capital           Asset     Total    Assets
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------
Class A (11/87)
  2005        $11.15      $.48      $ .41  $ .89    $(.49)   $(.02) $(.51) $11.53       8.18% $276,606
  2004         11.71       .51       (.55)  (.04)    (.52)      --   (.52)  11.15       (.33)  270,281
  2003         11.06       .53        .67   1.20     (.54)    (.01)  (.55)  11.71      11.09   280,171
  2002         10.93       .55        .13    .68     (.55)      --   (.55)  11.06       6.35   267,498
  2001         10.34       .56        .58   1.14     (.55)      --   (.55)  10.93      11.18   250,583
Class B (2/97)
  2005         11.16       .40        .41    .81     (.41)    (.02)  (.43)  11.54       7.38    20,966
  2004         11.72       .43       (.56)  (.13)    (.43)      --   (.43)  11.16      (1.06)   21,854
  2003         11.07       .45        .67   1.12     (.46)    (.01)  (.47)  11.72      10.27    22,843
  2002         10.94       .47        .13    .60     (.47)      --   (.47)  11.07       5.54    19,320
  2001         10.35       .48        .58   1.06     (.47)      --   (.47)  10.94      10.36    14,861
Class C (10/93)
  2005         11.15       .42        .41    .83     (.43)    (.02)  (.45)  11.53       7.61    44,782
  2004         11.71       .45       (.55)  (.10)    (.46)      --   (.46)  11.15       (.86)   41,469
  2003         11.06       .47        .67   1.14     (.48)    (.01)  (.49)  11.71      10.47    42,825
  2002         10.94       .49        .12    .61     (.49)      --   (.49)  11.06       5.68    28,650
  2001         10.34       .50        .59   1.09     (.49)      --   (.49)  10.94      10.67    23,118
Class R (2/97)
  2005         11.15       .51        .41    .92     (.52)    (.02)  (.54)  11.53       8.39     2,395
  2004         11.71       .53       (.55)  (.02)    (.54)      --   (.54)  11.15       (.12)    2,116
  2003         11.06       .55        .67   1.22     (.56)    (.01)  (.57)  11.71      11.27     1,221
  2002         10.93       .57        .13    .70     (.57)      --   (.57)  11.06       6.52       717
  2001         10.33       .58        .59   1.17     (.57)      --   (.57)  10.93      11.48       636
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
TENNESSEE            -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
May 31,      Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (11/87)
  2005          .83%    4.24%      .83%    4.24%      .83%    4.25%         9%
  2004          .84     4.48       .84     4.48       .83     4.49         20
  2003          .84     4.69       .84     4.69       .84     4.70         13
  2002          .85     4.99       .85     4.99       .84     5.00         20
  2001          .88     5.17       .88     5.17       .85     5.19         12
Class B (2/97)
  2005         1.58     3.50      1.58     3.50      1.58     3.50          9
  2004         1.59     3.73      1.59     3.73      1.58     3.74         20
  2003         1.59     3.94      1.59     3.94      1.59     3.95         13
  2002         1.60     4.23      1.60     4.23      1.59     4.24         20
  2001         1.63     4.41      1.63     4.41      1.60     4.44         12
Class C (10/93)
  2005         1.38     3.69      1.38     3.69      1.38     3.70          9
  2004         1.39     3.93      1.39     3.93      1.38     3.93         20
  2003         1.39     4.13      1.39     4.13      1.39     4.14         13
  2002         1.40     4.43      1.40     4.43      1.39     4.44         20
  2001         1.43     4.61      1.43     4.61      1.40     4.64         12
Class R (2/97)
  2005          .63     4.44       .63     4.44       .63     4.45          9
  2004          .64     4.68       .64     4.68       .63     4.68         20
  2003          .64     4.88       .64     4.88       .64     4.88         13
  2002          .65     5.18       .65     5.18       .64     5.20         20
  2001          .68     5.36       .68     5.36       .65     5.39         12
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (constituting the Nuveen Multistate Trust III, hereafter referred to as the "Funds") at May 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended May 31, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
July 28, 2005


----
50

            ANNUAL INVESTMENT MANAGEMENT AGREEMENT APPROVAL PROCESS

   At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent trustees, unanimously approved the Investment Management Agreement between each Fund and NAM (the "Adviser").

The Approval Process

   To assist the Board in its evaluation of an advisory contract with the Adviser, the independent trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Adviser; the organization of the Adviser, including the responsibilities of various departments and key personnel; the respective Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below; the profitability of the Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Adviser in providing the various services; the advisory fees of the Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Adviser's management fees with the fees the Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

   In addition to the foregoing materials, independent legal counsel to the independent trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

   At the Board meeting, the Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the trustees considered the advisory contracts with the Adviser. The independent trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;
(d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

   In evaluating the nature, extent and quality of the Adviser's services, the trustees reviewed information concerning the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; narrative and statistical information concerning the respective Fund's performance record and how such performance compares to the Fund's Peer Group; information describing the Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the trustees received materials regarding the changes or additions in personnel of the Adviser. The trustees further noted the willingness of the personnel of the Adviser to engage in open, candid discussions with the Board. The trustees further considered the quality of the Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Adviser. In their review of advisory contracts for the fixed income funds, the trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the trustees' experience with the Funds, other Nuveen funds and the Adviser, the trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Adviser.

   In addition to advisory services, the independent trustees considered the quality of the administrative or non-advisory services provided. In this regard, the Adviser provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Adviser and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the trustees considered, in particular, the Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The trustees noted the Adviser's focus on compliance and its compliance systems. In their review, the trustees considered, among other things, the additions of experienced personnel to the


----
51

Adviser's compliance group and modifications and other enhancements to the Adviser's computer systems. In addition to the foregoing, the trustees also noted that the Adviser outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

   With respect to services provided to the Funds, the trustees also noted, among other things, the enhancements the Adviser has implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify the Adviser's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

   Based on their review, the trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and the Adviser

   As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group if available. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group. The trustees evaluated, among other things, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

   1. Fees and Expenses

   In evaluating the management fees and expenses that a Fund is expected to bear, the trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The trustees reviewed the financial information of the Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the Peer Group, the trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.

   2. Comparisons with the Fees of Other Clients

   The trustees further compared the fees of the Adviser to the fees the Adviser or an affiliate thereof assessed for other types of clients. Such other clients included clients investing in municipal funds, such as municipal managed accounts. With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, the Adviser and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. Profitability of the Adviser

   In conjunction with its review of fees, the trustees also considered the profitability of the Adviser. The trustees reviewed the Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the trustees


----
52
recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the trustees reviewed the Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the trustees considered the Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by the Adviser. Based on their review, the trustees were satisfied that the Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

   In reviewing the compensation, the trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

   In evaluating fees, the trustees also considered any indirect benefits or profits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the trustees considered any benefits from soft dollar arrangements. The trustees noted that although the Adviser manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that the Adviser typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, the Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

   In addition to soft dollar arrangements, the trustees also considered any other revenues, if any, received by the Adviser or its affiliates. In this regard, for Funds with 12b-1 plans, the trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations

   Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of the Adviser. Pursuant to a series of transactions, St. Paul has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore the Adviser. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with the Adviser and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving the Adviser, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of the Adviser; the possible benefits and costs of the


----
53
transactions to the respective Fund; the potential implications of any arrangements used by the Adviser to finance certain of the transactions; the ability of the Adviser to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of the Adviser. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by the Adviser, the terms of the Investment Management Agreements, including the fees thereunder, and would not materially affect the organization or operations of the Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their approval of the Adviser would continue to apply after the change of control.

G. Approval

   The trustees did not identify any single factor discussed previously as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the Investment Management Agreements should be approved, and that the new, post-change of control Investment Management Agreements be approved and recommended to shareholders.


----
54

                                     Notes

--------------------------------------------------------------------------------
55

                                     Notes

--------------------------------------------------------------------------------
56

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                              Number of
                                                                                                            Portfolios in
Name,                         Position(s)       Year First    Principal Occupation(s)                       Fund Complex
Birthdate                     Held with         Elected or    Including other Directorships                  Overseen by
and Address                   the Funds       Appointed /(2)/ During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger /(1)/ Chairman of the      1994       Chairman and Director (since 1996) of Nuveen       155
3/28/49                       Board and                       Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive           Trustee                         LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                             (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp./4/;
                                                              Chairman and Director (since 1997) of Nuveen
                                                              Asset Management; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             Trustee              1997       Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown             Trustee              1993       Retired (1989) as Senior Vice President of         155
7/29/34                                                       The Northern Trust Company; Director,
333 W. Wacker Drive                                           Community Advisory Board for Highland Park
Chicago, IL 60606                                             and Highwood, United Way of the North Shore
                                                              (since 2002).


-------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                 Trustee              1999       President, The Hall-Perrine Foundation, a          155
10/22/48                                                      private philanthropic corporation (since
333 W. Wacker Drive                                           1996); Director and Vice Chairman, United
Chicago, IL 60606                                             Fire Group, a publicly held company; Adjunct
                                                              Faculty Member, University of Iowa;
                                                              Director, Gazette Companies; Life Trustee of
                                                              Coe College; Director, Iowa College
                                                              Foundation; formerly, Director, Alliant
                                                              Energy; formerly Director, Federal Reserve
                                                              Bank of Chicago; formerly, President and
                                                              Chief Operating Officer, SCI Financial
                                                              Group, Inc., a regional financial services
                                                              firm.


-------------------------------------------------------------------------------------------------------------------------
William C. Hunter             Trustee              2004       Dean and Distinguished Professor of Finance,       155
3/16/48                                                       School of Business at the University of
333 W. Wacker Drive                                           Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                             Vice President and Director of Research at
                                                              the Federal Reserve Bank of Chicago
                                                              (1995-2003); Director (since 1997), Credit
                                                              Research Center at Georgetown University;
                                                              Director of Xerox Corporation (since 2004).


-------------------------------------------------------------------------------------------------------------------------
David J. Kundert              Trustee              2005       Retired (2004) as Chairman, JPMorgan Fleming       153
10/28/42                                                      Asset Management, President and CEO, Banc
333 W. Wacker Drive                                           One Investment Advisors Corporation, and
Chicago, IL 60606                                             President, One Group Mutual Funds; prior
                                                              thereto, Executive Vice President, Banc One
                                                              Corporation and Chairman and CEO, Banc One
                                                              Investment Management Group; Board of
                                                              Regents, Luther College; currently a member
                                                              of the American and Wisconsin Bar
                                                              Associations.

----
57

================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First    Principal Occupation(s)                       Fund Complex
Birthdate            Held with        Elected or    Including other Directorships                  Overseen by
and Address          the Funds      Appointed /(2)/ During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee             1997       Chairman, formerly, Senior Partner and Chief       155
9/24/44                                             Operating Officer, (retired, 2004);
333 W. Wacker Drive                                 Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                   estate investment company; formerly, Vice
                                                    President, Miller-Valentine Realty, a
                                                    construction company; Board Member and Chair
                                                    of the Finance Committee, member of the
                                                    Audit Committee of Premier Health Partners,
                                                    the not-for-profit company of Miami Valley
                                                    Hospital; Board Member, formerly Chair,
                                                    Dayton Development Coalition; President,
                                                    Dayton Philharmonic Orchestra Association;
                                                    formerly, Member, Community Advisory Board,
                                                    National City Bank, Dayton, Ohio and
                                                    Business Advisory Council, Cleveland Federal
                                                    Reserve Bank.


---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee             1997       Executive Director, Gaylord and Dorothy            155
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee             2005       Senior Vice President for Business and             155
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                Position(s)      Year First                                                  Fund Complex
Birthdate            Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed /(3)/ During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:


---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief               1988       Managing Director (since 2002), Assistant          155
9/9/56               Administrative                 Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                        formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President      2004       Managing Director (since 2005), previously,        155
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President      2000       Vice President (since 2002), formerly,             155
2/3/66               and Assistant                  Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                      Nuveen Investments, LLC.
Chicago, IL 60606

----
58

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)      Year First                                                  Fund Complex
Birthdate             Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed /(3)/ During Past 5 Years                              Officer
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President      1999       Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                  (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                  of Nuveen Investments, Inc. (since 1999);
Chicago, IL 60606                                    Vice President and Treasurer of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/ (since 1999); Vice
                                                     President and Treasurer of Nuveen Asset
                                                     Management (since 2002) and of Nuveen
                                                     Investments Advisers Inc.; Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC (since 2002); Vice President
                                                     and Treasurer of Nuveen Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President      1998       Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                  General Counsel (since 1998); formerly,
333 W. Wacker Drive                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                    Nuveen Investments, LLC; Vice President
                                                     (since 2002) and Assistant Secretary (since
                                                     1998), formerly, Assistant Vice President of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; and (since
                                                     2005) Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President      1998       Managing Director (since 2004) formerly,           155
10/24/45                                             Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                  Managing Director (since 2004) formerly,
Chicago, IL 60606                                    Vice President (since 1998) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp./4/; Managing Director (since
                                                     2005) of Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President      1995       Managing Director (since 2002) of Nuveen           155
3/2/64                                               Investments, LLC; Managing Director (since
333 W. Wacker Drive                                  2001), formerly, Vice President (since 1995)
Chicago, IL 60606                                    of Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp./4/; Managing
                                                     Director (since 2001) of Nuveen Asset
                                                     Management; Vice President (since 2002) of
                                                     Nuveen Investment Advisers Inc.; Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President      1998       Vice President (since 1993) and Funds              155
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President      2004       Vice President and Deputy Director of              155
4/13/56               and Chief                      Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                     Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                        Advisers Inc., Nuveen Asset Management and
                                                     Rittenhouse Asset Management, Inc.;
                                                     previously, Vice President and Deputy
                                                     Director of Compliance (2004) of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.;/4/ formerly, Senior Attorney
                                                     (1994 to 2004), The Northern Trust Company.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President      2000       Vice President (since 2000) of Nuveen              155
3/22/63                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606


----------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President      2002       Vice President (since 1999) of Nuveen              155
8/27/61                                              Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

----
59

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,               Position(s)      Year First                                                  Fund Complex
Birthdate           Held with        Elected or    Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed /(3)/ During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President      1988       Vice President, Assistant Secretary and            155
7/27/51             and Assistant                  Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                      Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and Vice President (since 2005) and of
                                                   Nuveen Asset Management; Vice President
                                                   (since 2000), Assistant Secretary and
                                                   Assistant General Counsel (since 1998) of
                                                   Rittenhouse Asset Management; Vice President
                                                   and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
60

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
61

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $124 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS5-0505D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

                SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                    Audit Fees Billed   Audit-Related Fees       Tax Fees       All Other Fees
May 31, 2005                              to Funds         Billed to Funds    Billed to Funds   Billed to Funds
---------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Georgia Municipal Bond Fund                      9,462                    0             1,102                 0
Louisiana Municipal Bond Fund                    8,495                    0               798                 0
North Carolina Municipal Bond Fund              10,922                    0             1,516                 0
Tennessee Municipal Bond Fund                   13,570                    0             2,321                 0
                                      -------------------------------------------------------------------------
   Total                              $         42,449    $               0   $         5,737   $             0

                                              Percentage Approved Pursuant to Pre-approval Exception
                                     --------------------------------------------------------------------------
                                     Audit Fees Billed   Audit-Related Fees       Tax Fees       All Other Fees
                                          to Funds         Billed to Funds    Billed to Funds   Billed to Funds
---------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Georgia Municipal Bond Fund                          0                    0                 0                 0
Louisiana Municipal Bond Fund                        0                    0                 0                 0
North Carolina Municipal Bond Fund                   0                    0                 0                 0
Tennessee Municipal Bond Fund                        0                    0                 0                 0

Fiscal Year Ended                    Audit Fees Billed   Audit-Related Fees       Tax Fees       All Other Fees
May 31, 2004                              to Funds         Billed to Funds    Billed to Funds   Billed to Funds
---------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Georgia Municipal Bond Fund                      9,926                    0               202                 0
Louisiana Municipal Bond Fund                    8,739                    0               153                 0
North Carolina Municipal Bond Fund              11,385                    0               273                 0
Tennessee Municipal Bond Fund                   14,506                    0               427                 0
                                     --------------------------------------------------------------------------
   Total                              $         44,556   $                0   $         1,055   $             0

                                              Percentage Approved Pursuant to Pre-approval Exception
                                     --------------------------------------------------------------------------
                                     Audit Fees Billed   Audit-Related Fees       Tax Fees       All Other Fees
                                          to Funds         Billed to Funds    Billed to Funds   Billed to Funds
---------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Georgia Municipal Bond Fund                 N/A                 N/A                N/A               N/A
Louisiana Municipal Bond Fund               N/A                 N/A                N/A               N/A
North Carolina Municipal Bond Fund          N/A                 N/A                N/A               N/A
Tennessee Municipal Bond Fund               N/A                 N/A                N/A               N/A

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                        Audit-Related Fees     Tax Fees Billed to      All Other Fees
                                      Billed to Adviser and       Adviser and        Billed to Adviser
Fiscal Year Ended                        Affiliated Fund        Affiliated Fund     and Affiliated Fund
May 31, 2005                            Service Providers      Service Providers     Service Providers
-------------------------------------------------------------------------------------------------------
Nuveen Multistate Trust III              $            0          $       49,500         $           0

                                            Percentage Approved Pursuant to Pre-approval Exception
                                     ------------------------------------------------------------------
                                        Audit-Related Fees     Tax Fees Billed to      All Other Fees
                                      Billed to Adviser and       Adviser and        Billed to Adviser
                                         Affiliated Fund        Affiliated Fund     and Affiliated Fund
                                        Service Providers      Service Providers     Service Providers
                                     ------------------------------------------------------------------
                                                      0%                      0%                    0%

The above "Tax Fees" are fees billed to the Adviser for Fund tax return preparation.

                                        Audit-Related Fees     Tax Fees Billed to      All Other Fees
                                      Billed to Adviser and       Adviser and        Billed to Adviser
Fiscal Year Ended                        Affiliated Fund        Affiliated Fund     and Affiliated Fund
May 31, 2004                            Service Providers      Service Providers     Service Providers
-------------------------------------------------------------------------------------------------------
Nuveen Multistate Trust III              $             0         $            0         $           0

                                            Percentage Approved Pursuant to Pre-approval Exception
                                     ------------------------------------------------------------------
                                        Audit-Related Fees     Tax Fees Billed to      All Other Fees
                                      Billed to Adviser and       Adviser and        Billed to Adviser
                                         Affiliated Fund        Affiliated Fund     and Affiliated Fund
                                        Service Providers      Service Providers     Service Providers
                                     ------------------------------------------------------------------
                                                       0%                     0%                    0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                              Total Non-Audit Fees
                                                              billed to Adviser and
                                                             Affiliated Fund Service    Total Non-Audit Fees
                                                             Providers (engagements     billed to Adviser and
                                                             related directly to the   Affiliated Fund Service
Fiscal Year Ended                    Total Non-Audit Fees   operations and financial    Providers (all other
May 31, 2005                           Billed to Trust       reporting of the Trust)        engagements)            Total
----------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Georgia Municipal Bond Fund                      1,102                   49,500                            0          50,602
Louisiana Municipal Bond Fund                      798                   49,500                            0          50,298
North Carolina Municipal Bond Fund               1,516                   49,500                            0          51,016
Tennessee Municipal Bond Fund                    2,321                   49,500                            0          51,821
----------------------------------------------------------------------------------------------------------------------------
   Total                                 $       5,737                                      $              0

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax Fees" billed to Adviser in the amount of $49,500 from previous table.

                                                              Total Non-Audit Fees
                                                              billed to Adviser and
                                                             Affiliated Fund Service    Total Non-Audit Fees
                                                             Providers (engagements     billed to Adviser and
                                                             related directly to the   Affiliated Fund Service
Fiscal Year Ended                    Total Non-Audit Fees   operations and financial    Providers (all other
May 31, 2004                           Billed to Trust       reporting of the Trust)        engagements)           Total
----------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Georgia Municipal Bond Fund                        202                        0                            0             202
Louisiana Municipal Bond Fund                      153                        0                            0             153
North Carolina Municipal Bond Fund                 273                        0                            0             273
Tennessee Municipal Bond Fund                      427                        0                            0             427
                                     ---------------------------------------------------------------------------------------
   Total                                 $       1,055            $           0                            0     $     1,055

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date August 8, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date August 8, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date August 8, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.